As filed with the Securities and Exchange Commission on December 12, 2017

Securities Act Registration No. 333-

Investment Company Registration No. 811-08059

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

(Exact Name of Registrant as Specified in Charter)

280 Park Avenue

New York, New York 10017

(Address of Principal Executive Offices)

212-832-3232

(Registrant’s Telephone Number, including Area Code)

Francis C. Poli, Esq.

Cohen & Steers, Inc.

280 Park Avenue

New York, New York 10017

(Name and Address of Agent for Service)

With Copies to:

Michael Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of Americas

New York, New York 10036

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

Title of securities being registered: Class I shares of Common Stock, par value $0.001 per share of Cohen & Steers Global Realty Shares, Inc.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940.

It is proposed that this filing will become effective on January 11, 2018, pursuant to Rule 488.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

280 Park Avenue

New York, New York 10017

Special Meeting of Stockholders to be held March 15, 2018

January 11, 2018

Dear Stockholder:

You are being asked to vote on a proposed transaction related to Cohen & Steers Institutional Global Realty Shares, Inc., a Maryland corporation (“IGRS” or the “Acquired Fund”), and Cohen & Steers Global Realty Shares, Inc., a Maryland corporation (“CSS” or the “Acquiring Fund” and, together with IGRS, the “Funds” and each a “Fund”). Detailed information about the proposed transaction is contained in the enclosed materials.

The Board of Directors of IGRS has called a special meeting of stockholders (the “Meeting”) of IGRS to be held on March 15, 2018, at 280 Park Avenue, 10th floor, New York, NY 10017 at 10:00 a.m., Eastern time, in order to vote on matters described in the attached combined proxy statement and prospectus (the “Proxy/Prospectus”). At the Meeting, stockholders of IGRS will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of IGRS to CSS in exchange for Class I shares of common stock of CSS (“CSS Class I shares”), the assumption by CSS of all of the liabilities of IGRS, and the distribution of such CSS Class I shares to the stockholders of IGRS in complete liquidation of IGRS, all as described in more detail in the attached Proxy/Prospectus (the “Reorganization”).

As part of the Reorganization, holders of common shares of IGRS will be issued new CSS Class I shares. Please note that the total net asset value (“NAV”) of these new shares will equal the NAV of the common shares of IGRS outstanding on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to those common shares.

IGRS and CSS are each an open-end, non-diversified management investment company. The Funds have the same overall investment objective and substantially similar investment policies, and are managed by Cohen & Steers Capital Management, Inc.

The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management and operational efficiencies and increased marketability following the Reorganization.

If the Reorganization is approved, CSS’ investment management fee will be reduced from an annual rate of 0.80% of the average daily net assets of the Fund to an annual rate of 0.75% of the average daily net assets of the Fund, resulting in lower annual operating gross and net expense ratios for IGRS Stockholders.

Only stockholders of IGRS will vote on the Reorganization.

The Board of IGRS recommends that you vote “FOR” the proposed Reorganization.

If stockholders approve the Reorganization, and certain conditions are met, the Reorganization is expected to occur on or about March 15, 2018, but in any event no later than June 30, 2018.

Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy/Prospectus and cast your vote promptly. To vote, simply date, sign and return the proxy card in the enclosed postage-paid envelope or follow the instructions on the proxy card for voting by touch-tone telephone or on the Internet.

It is important that your vote be received no later than the time of the Meeting.

Sincerely,

Adam M. Derechin

President of the Funds

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

IMPORTANT NEWS FOR STOCKHOLDERS

The enclosed combined proxy statement and prospectus (the “Proxy/Prospectus”) describes a proposal to reorganize Cohen & Steers Institutional Global Realty Shares, Inc., a Maryland corporation (“IGRS” or the “Acquired Fund”), with and into Cohen & Steers Global Realty Shares, Inc., a Maryland corporation (“CSS” and, collectively with the Acquired Fund, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (the “Reorganization”).

While we encourage you to read the full text of the enclosed Proxy/Prospectus, the following is a brief overview of the proposed Reorganization. Please refer to the more complete information contained elsewhere in the Proxy/Prospectus about the Reorganization.

COMMON QUESTIONS YOU MAY HAVE ABOUT THE PROPOSED REORGANIZATION

Q:	WHY IS THE MEETING BEING HELD?

A:	You are being asked to consider and vote upon a proposal to approve the Reorganization of IGRS into CSS, a non-diversified, open-end management investment company that has the same investment objective and substantially similar investment policies as those of IGRS and that has the same Investment Advisor, Cohen & Steers Capital Management, Inc. (the “Investment Advisor”), as IGRS. The Board of IGRS recommends that you vote “FOR” the proposed Reorganization.

Q:	WHY IS THE REORGANIZATION BEING RECOMMENDED?

A:	The Board of Directors of each Fund has determined that the Reorganization is in the best interests of the applicable Fund and the stockholders of such Fund. In recommending the Reorganization, each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including, but not limited to, the following:

•	the Funds have the same investment objective, which is total return, consisting of capital appreciation and current income, through investment in global real estate securities;

•	the Funds have substantially similar investment policies;

•

each Fund seeks to achieve its investment objective by investing primarily in equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities; and

•

the Board’s belief that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management and operational efficiencies and increased marketability following the Reorganization.

Q:	HOW WILL THE REORGANIZATION AFFECT FUND FEES AND EXPENSES?

A:	If the Reorganization is approved it will result in lower annual operating gross and net expense ratios for both IGRS and CSS Stockholders. IGRS’s total annual fund operating expenses on a gross basis were 1.01% of average daily net assets of the Fund for the 12-month period ending June 30, 2017. However, the Investment Advisor has contractually agreed to waive its fee and/or reimburse IGRS so that total annual Fund operating expenses (excluding brokerage fees and commissions, taxes, and, upon approval of the Board of Directors, extraordinary expenses) never exceed 1.00% of average daily net assets of IGRS. This commitment is currently expected to remain in place for the life of IGRS, can only be amended or terminated by agreement of IGRS and the Investment Advisor and will terminate automatically in the event of termination of the investment management agreement between the Investment Advisor and IGRS.

CSS’s Class I total annual fund operating expenses on a gross basis were 1.02% of average daily net assets of the Fund for the period ended June 30, 2017. However, the Investment Advisor has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2019 so that the CSS’s total annual Fund operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for Class I shares of CSS. This contractual agreement can be amended at any time by agreement of CSS and the Investment Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Investment Advisor and CSS.

While the fee waiver/expense reimbursement agreement for CSS is currently in place until June 30, 2019, this contractual agreement is reviewed every year by CSS’s Board of Directors. CSS has had a fee waiver/expense reimbursement agreement in place since its inception in 2004. This contractual agreement has been renewed every year. In addition, if the Reorganization is approved, the Investment Advisor will contractually agree to waive its fee and/or reimburse expenses through June 30, 2019, so that the CSS’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.90% for Class I shares of CSS.

This will reduce IGRS stockholders’ net total expense ratio by 0.10% if the Reorganization is approved.

In addition, if the Reorganization is approved, it will result in a lower management fee for both IGRS and CSS stockholders. CSS is party to an investment advisory agreement with the Investment Advisor, and IGRS is party to an investment management agreement with the Investment Advisor. Pursuant to each Fund’s respective agreement with the Investment Advisor, each Fund pays a management fee to the Investment Advisor for services rendered. Stockholders of CSS currently pay a management fee at an annual rate of 0.80% of average daily net assets. Stockholders of IGRS currently pay a management fee at an annual rate of 1.00% of average daily net assets. However, the management fees of IGRS and CSS are structured differently. IGRS’s management fee is a unitary fee, whereby the Investment Advisor is paid a single fee for providing or obtaining almost all of the services that are necessary for fund operations, including, but not limited to, investment advisory, custody, audit, administrative, compliance, recordkeeping, and shareholder services. CSS’s management fee is lower than IGRS’s management fee, but it is not a unitary fee and CSS stockholders also bear a shareholder services fee at an annual rate of up to 0.10% of average daily net assets, an administration fee at an annual rate of 0.04% of average daily net assets and other Fund expenses.

If the Reorganization is approved, CSS’ investment management fee will be reduced from an annual rate of 0.80% of the average daily net assets of the Fund to an annual rate of 0.75% of the average daily net assets of the Fund, resulting in lower annual operating gross and net expense ratios for IGRS Stockholders.

The total annual operating expense ratio of the combined Fund after the Reorganization is expected to be lower on both a gross and net basis, than the current total annual operating expense ratio of each Fund, because the fixed expenses of the combined Fund following the Reorganization will be spread over a larger asset base and because the Investment Advisor has agreed to reduce CSS’s investment management fee and increase the amount of the fee waiver/expense reimbursement if the reorganization is approved. The Board of each Fund also believes that administrative expenses of a larger combined Fund comprised of the assets of IGRS and CSS would be less than the aggregate current expenses of the Funds operating separately, resulting in a lower total annual operating expense ratio for the combined Fund.

Q:	ARE THE FUNDS’ INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A:	The Funds have the same investment objective of total return, and substantially similar investment policies. Each Fund focuses its investments in global real estate equity securities.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:	Assuming stockholders of IGRS approve the Reorganization, the assets and liabilities of IGRS will be combined with the assets and liabilities of CSS, and IGRS will terminate its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and will dissolve pursuant to Maryland law.

Stockholders of IGRS: You will become a stockholder of CSS. You will receive Class I shares of common stock of CSS, the aggregate NAV of which will equal the aggregate NAV of the shares of IGRS common stock you held on the business day prior to the Reorganization, less your share of the costs of the Reorganization.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED BY STOCKHOLDERS OF IGRS?

A.	The Reorganization will not be consummated unless Proposal 1 is approved by the stockholders of IGRS. If the Reorganization is not approved, IGRS will continue as a separate investment company, and its Board will consider such alternatives as it determines to be in the best interests of IGRS and its stockholders, including, possibly, re-proposing the Reorganization.

Q.	WILL I HAVE TO PAY ANY U.S. FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

A.	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. Assuming that the Reorganization of the Funds qualifies for such treatment, you will generally not recognize a gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Funds will each receive an opinion of counsel substantially to the effect that the Reorganization will qualify for such treatment. Opinions of counsel are not binding on the Internal Revenue Service or the courts. Although the Reorganization is expected to be tax-free for stockholders, it will potentially accelerate distributions to stockholders of IGRS and CSS for the taxable period ending with the closing of the Reorganization. You should talk to your tax advisor about any state, local and other tax consequences of the Reorganization. See “Proposal 1—Information About the Proposed Reorganization—Certain U.S. Federal Income Tax Consequences.”

Q.	WHEN IS THE REORGANIZATION EXPECTED TO HAPPEN?

A.	The Reorganization, if Proposal 1 is approved, is expected to occur on or about March 23, 2018, but in any event no later than June 30, 2018.

Q.	WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

A.	The expenses incurred in the Reorganization will be paid by each Fund in proportion to its net assets, outside of any applicable fee waiver/expense reimbursement agreement the Funds may have with the Investment Advisor. The estimated total costs of the Reorganization are $240,650, $116,834 of which will be borne by IGRS and $123,816 which will be borne by CSS, respectively, representing 0.027% of each Fund’s total net assets.

Neither the Funds nor the Investment Advisor will pay any expenses of stockholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the stockholder as a result of attending the stockholder meeting, voting on the Reorganization, or other actions taken by the stockholder in connection with the Reorganization).

Q.	HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE PROPOSAL?

A.	The Board of IGRS, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund, recommends that you vote “FOR” the Reorganization.

Q.	WHO CAN VOTE ON THE PROPOSALS?

A.	If you owned shares of IGRS at the close of business on December 29, 2017, you are entitled to vote those shares, even if you are no longer a stockholder of IGRS.

Q.	I AM AN INVESTOR WHO HOLDS A SMALL NUMBER OF SHARES. WHY SHOULD I VOTE?

A.	Your vote makes a difference. If many stockholders just like you do not authorize a proxy to vote their shares, IGRS may not receive enough votes to go forward with the Meeting and may incur additional expenses as a result of additional solicitation efforts to encourage stockholders to authorize a proxy to vote their shares.

Q.	HOW CAN I VOTE?

A.	In addition to authorizing a proxy to vote your shares by mail by returning the enclosed proxy card(s), you may also authorize a proxy to vote your shares by either touch-tone telephone or online via the Internet, as follows:

To authorize a proxy to vote your shares by touch-tone telephone:	To authorize a proxy to vote your shares by Internet:

(1) Read the Proxy/Prospectus and have your proxy card at hand.	(1) Read the Proxy/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set out on the proxy card and follow the simple instructions.	(3) Enter the control number set out on the proxy card and follow the simple instructions.

Q.	WHOM DO I CALL IF I HAVE QUESTIONS?

A.	If you need more information or have any questions on how to cast your vote, please call Broadridge Financial Solutions, Inc., IGRS’s proxy solicitor, at 855-486-7901.

YOUR VOTE IS IMPORTANT. PLEASE VOTE PROMPTLY TO AVOID THE EXPENSE OF ADDITIONAL SOLICITATION.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on March 15, 2018

Please take notice that a Special Meeting of Stockholders (the “Meeting”) of the above-referenced Fund (the “Fund”), will be held on March 15, 2018 at the offices of Cohen & Steers Capital Management, Inc., the Fund’s investment advisor, located at 280 Park Avenue, 10th floor, New York, NY 10017 at 10:00 a.m., Eastern time., for the following purposes:

PROPOSAL 1:	To consider and vote on an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Cohen & Steers Institutional Global Realty Shares, Inc., a Maryland corporation (“IGRS”), to Cohen & Steers Global Realty Shares, Inc., a Maryland corporation (“CSS”), in exchange for shares of common stock of CSS and the assumption by CSS of all of the liabilities of IGRS, the distribution of such CSS shares to the stockholders of IGRS in complete liquidation of IGRS and deregistration of IGRS as an investment company pursuant to the Investment Company Act of 1940, as amended, all as described in more detail in the attached Proxy/Prospectus.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments or postponements thereof.

Stockholders of the Fund of record at the close of business on December 29, 2017 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

By order of the Boards of Directors,

Francis C. Poli

Secretary of the Funds

January 11, 2018

YOUR VOTE IS IMPORTANT

We invite you to utilize the convenience of Internet voting at the site indicated on the enclosed proxy card. While at that site you will be able to enroll in our electronic delivery program which will insure that you receive future mailings relating to annual meetings as quickly as possible and will help IGRS save costs. Or you may indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save IGRS any additional expense of further solicitation, please authorize a proxy to vote your shares promptly.

PROXY STATEMENT/PROSPECTUS

January 11, 2018

Relating to the Acquisition of the Assets and Liabilities of

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

by

COHEN & STEERS GLOBAL REALTY SHARES, INC.

280 Park Avenue

New York, New York 10017

(212) 832-3232

This combined proxy statement and prospectus (the “Proxy/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cohen & Steers Institutional Global Realty Shares, Inc. (“IGRS”) for a Special Meeting of Stockholders of IGRS (the “Meeting”). The Meeting will be held on March 15, 2018 at the offices of Cohen & Steers Capital Management, Inc., IGRS’s investment advisor (the “Investment Advisor”), located at 280 Park Avenue, 10th floor, New York, NY 10017 at 10:00 a.m., Eastern time.

The stockholders of IGRS have the right to vote on the proposal as summarized in the table below (the “Proposal”)

Proposal	IGRS Stockholders
Proposal 1: Approval of an Agreement and Plan of Reorganization	•

The following provides a brief overview of the substance of the proposal to be considered at the Meeting:

PROPOSAL 1:	To consider and vote on an Agreement and Plan of Reorganization (the “Agreement”) providing for the transfer of all of the assets of IGRS to Cohen & Steers Global Realty Shares, Inc. (“CSS” and, together with IGRS, the “Funds” and each a “Fund”) in exchange for Class I shares of common stock of CSS and the assumption by CSS of all of the liabilities of IGRS, the distribution of such CSS shares to the stockholders of IGRS in complete liquidation of IGRS and deregistration of IGRS as an investment company pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), all as described in more detail in this Proxy/Prospectus (the “Reorganization”).

If Proposal 1 is approved and the Reorganization is consummated, as a result of the Reorganization, each full and fractional share of common stock, par value $0.001 per share, of IGRS (“IGRS Common Shares”) would, in effect, be exchanged for an equivalent dollar amount (to the nearest $0.001) of full and fractional Class I shares of common stock, par value $0.001 per share, of CSS (“CSS Class I shares”), based on the net asset value of each Fund. CSS Class I shares received in the Reorganization will have the same total net asset value as IGRS Common Shares held immediately before the Reorganization. All CSS Class I shares currently issued and outstanding will remain issued and outstanding following the Reorganization.

The Reorganization will not be consummated unless the Reorganization is approved by the stockholders of IGRS. If stockholders of IGRS do not approve the Reorganization, the Reorganization will not proceed and IGRS and CSS will continue in operation as separate investment companies, and the Board of each Fund will separately consider such alternatives as it determines to be in the best interests of such Fund and its stockholders, including, possibly, re-proposing the Reorganization.

The Boards believe that combining the Funds could benefit stockholders of each Fund by providing the potential for portfolio management and operational efficiencies and increased marketability following the Reorganization.

In addition, if the Reorganization is approved, CSS’s investment management fee will be reduced from an annual rate of 0.80% of the average daily net assets of the Fund to an annual rate of 0.75% of the average daily net assets of the Fund, resulting in lower annual operating gross and net expense ratios for IGRS Stockholders.

IGRS and CSS were incorporated in Maryland on May 11, 2006 and February 14, 1997, respectively. IGRS and CSS are each an open-end, non-diversified management investment company. The Funds have the same overall investment objective and are managed by the Investment Advisor. See “Proposal 1—Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds” in this Proxy/Prospectus.

The Reorganization will be effected pursuant to an Agreement and Plan of Reorganization, which is attached to this Proxy/Prospectus as Appendix A. The material terms and conditions of the Agreement and Plan of Reorganization are summarized in this Proxy/Prospectus. See “Proposal 1—Information about the Proposed Reorganization—The Agreement and Plan of Reorganization.”

Assuming the stockholders of IGRS approve the Reorganization and all other conditions to the consummation of the Reorganization are satisfied or waived, the closing of the Reorganization will occur on a date detailed in accordance with the Agreement and Plan of Reorganization, which is referred to in this Proxy/Prospectus as the “Closing Date.” IGRS, as soon as practical after the Closing Date, will terminate its registration under the 1940 Act and will thereafter be dissolved under Maryland law.

The Reorganization is intended to qualify as a “reorganization” for U.S. federal income tax purposes that generally will be tax free. See “Proposal 1—Information About the Proposed Reorganization—Certain U.S. Federal Income Tax Consequences.”

Stockholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.

You should retain this Proxy/Prospectus for future reference as it sets forth concisely information about the Funds that you should know before voting on the proposed Reorganization described herein.

A Statement of Additional Information (“SAI”) dated September 1, 2017, which contains additional information about the Reorganization and the Funds, has been filed with the Securities and Exchange Commission (the “SEC”). The SAI is incorporated by reference into this Proxy/Prospectus. You may receive free of charge a copy of the SAI or a Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2016 and Semi-Annual Report to Stockholders for the six month period ended June 30, 2017, which highlight certain important information such as investment performance and expense and financial information, by visiting our website at www.cohenandsteers.com, by calling 800-330-7348 or by writing a Fund at the address listed above.

In addition, you can copy and review this Proxy/Prospectus and the complete filing on Form N-14 containing the Proxy/Prospectus, and any of the other above-referenced documents, at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

The information contained herein concerning each Fund has been provided by, and is included herein in reliance upon, each respective Fund.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1

TO APPROVE THE REORGANIZATION OF IGRS WITH AND INTO CSS IN ACCORDANCE WITH THE MARYLAND GENERAL CORPORATION LAW

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy/Prospectus and the Agreement and Plan of Reorganization, a form of which is attached to this Proxy/Prospectus as Appendix A.

Proposed Reorganization

At a meeting held on December 5, 2017, the Funds’ Boards, including the Directors who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”), considered and approved the Agreement and Plan of Reorganization (the “Plan”). As a result of the Reorganization:

•

IGRS will transfer all of its assets to CSS in exchange for the assumption by CSS of all of the existing liabilities of IGRS and for the issuance to IGRS of shares of CSS to be distributed to stockholders of IGRS in complete liquidation thereof; and

•

each full and fractional share of common stock, par value $0.001 per share, of IGRS (“IGRS Common Shares”) would, in effect, be exchanged as of the Closing for an equivalent dollar amount (to the nearest $0.001) of full and fractional shares of CSS Class I shares, par value $0.001 per share, of CSS (“CSS Class I shares”), based on the net asset value per share of each Fund.

If the Reorganization is not approved by IGRS stockholders, IGRS and CSS will continue as separate investment companies, and the Board of IGRS will separately consider such alternatives as it determines to be in the best interests of IGRS and its stockholders, including, possibly, re-proposing the Reorganization.

For the reasons set forth below in “Information About the Proposed Reorganization–Reasons for the Reorganization and Board Considerations,” the Board of each Fund, including the Independent Directors, have concluded that the Reorganization would be in the best interests of the Fund and its stockholders, and that the interests of Fund stockholders would not be diluted as a result of the Reorganization.

The Board of IGRS is hereby submitting the Reorganization to Fund stockholders and recommends that stockholders of IGRS vote “FOR” the Reorganization.

The Reorganization has been approved by the Board of IGRS. Under the 1940 Act, the Reorganization requires the affirmative vote of the lesser of (i) 67% of the voting securities of IGRS present at a meeting, if holders of more than 50% of the outstanding voting securities of IGRS are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of IGRS. See “Voting Information” below. The stockholders of CSS are not required to vote on the Reorganization. If stockholders of IGRS approve the Reorganization, the Reorganization is expected to occur on March 23, 2018, but in any event no later than June 30, 2018.

As a condition to completion of the Reorganization, the Funds will each have received an opinion of Ropes & Gray LLP substantially to the effect that the Reorganization will qualify as a reorganization for federal income tax purposes and that the Reorganization generally will be tax free. Accordingly, no gain or loss is expected to be recognized by the Funds or, generally, their stockholders as a direct result of the Reorganization. In addition, the tax basis of an Acquired Fund stockholder’s shares is generally expected to carry over to the Acquiring Fund shares the stockholder receives in the Reorganization and the holding period of an Acquired Fund stockholder’s shares of the Acquiring Fund is expected to be determined by including the period for which the stockholder held shares of the Acquired Fund exchanged therefor. For more information about the U.S. federal income tax consequences of the Reorganization, see “Information about the Proposed Reorganization–Certain U.S. Federal Income Tax Consequences” below.

Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds

The Funds have the same investment objective, which is total return through investment in global real estate equity securities. In pursing their investment objective of total return, IGRS and CSS seek both capital appreciation and current income. IGRS and CSS are each a non-diversified, open-end management investment company, which means that they may invest in a smaller number of individual issuers than a diversified investment company. Each Fund focuses its investments in the real estate industry. Each Fund is managed by the Investment Advisor.

In managing each Fund’s portfolio, the Investment Advisor and the Funds’ sub-investment advisors, Cohen & Steers Asia Limited and Cohen & Steers UK Limited (the “Subadvisors”), adhere to an integrated, bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Investment Advisor and Subadvisors utilize a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (“NAV”), cash flow multiple/growth ratios and a dividend discount model (“DDM”). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to global macroeconomic factors, risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

Under normal market conditions, each Fund invests at least 80%, and usually substantially all, of their total assets in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to stockholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such stockholders. Foreign REITS and REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Funds retain the ability to invest in real estate companies of any market capitalization.

Under normal market conditions, each Fund will invest significantly (at least 40%–unless market conditions are not deemed favorable by Cohen & Steers Capital Management, Inc. (the “Investment Advisor”), in which case the Fund would invest at least 30%) in real estate companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund allocates its assets among various regions and countries, including the United States (but in no less than three different countries). Each Fund considers a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non-U.S. companies in which the Funds invest may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Funds are not limited in the extent to which they may invest in emerging market companies.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

Each Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. Each Fund’s primary use of foreign currency transactions will be to reduce the foreign currency risk inherent in the Fund’s investments.

Each Fund may not invest more than 15% of its net assets in illiquid securities.

The fundamental investment restrictions to which the Funds are subject are substantially similar but not identical. However, the Funds believe that,

notwithstanding these differences, the Funds’ portfolios have been managed substantially identically. If the Reorganization is approved, IGRS stockholders will be subject to the fundamental investment restrictions of CSS.

Because of their same investment objective and principal investment strategies, the Funds are subject to the same investment risks. Because each Fund concentrates its assets in the real estate industry, a Fund’s investments will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. REITs generally are dependent upon management skills and may not be diversified. REITS are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for favorable tax treatment under applicable tax law. Various factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Many REITs utilize leverage, which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. In addition, there are specific risks associated with particular sectors of real estate investments such as retail, office, hotel, healthcare, and multifamily properties.

When the Investment Advisor or a Subadvisor believes that market or general economic conditions justify a temporary defensive position, each Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent a Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective. In addition, each Fund may be required to hold more cash than anticipated to support their derivative positions, which could negatively impact returns.

Neither Fund is intended to be a complete investment program, and there is no assurance that the Funds will achieve their investment objectives.

The preceding summary of the Funds’ investment objectives and certain policies and related risks should be considered in conjunction with the discussion below under “Comparison of Investment Objectives, Strategies and Principal Risks of Investing in the Funds–Investment Objectives, Strategies and Principal Risks,” “–Additional Investment Activities,” “–Risk Factors” and “–Investment Restrictions” which contains a more complete comparison of the Funds’ investment objectives, strategies, policies and restrictions and related risks. The investment strategies, policies and restrictions of CSS will be the same for the combined Fund.

Fees and Expenses

After the Reorganization, the combined Fund is anticipated to have a lower total annual operating expense ratio, than each Fund’s total annual operating expense ratio individually prior to the Reorganization.

Fee Table

The following table and example contain information about the change in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses, as a percentage of average net assets for the period ended June 30, 2017, for each Fund, and (ii) the pro forma fees and expenses, assuming the Reorganization had taken place on June 30, 2016. The fees and expenses are presented as a percentage of average net assets. The annual operating expenses for each Fund reflect fixed expenses for a trailing 12-month period and variable expenses assuming each Fund’s capital structure and average net asset levels for the period ended June 30, 2017. The annual operating expenses of the Pro Forma Combined Fund are projections for a 12-month period, assuming each Fund’s capital structure and average net asset levels for the 12-month period ending June 30, 2017. These projections for the Pro Forma Combined Fund include the change in operating expenses expected as a result of the Reorganization, assuming the Pro Forma Combined Fund’s capital structure and asset levels as of June 30, 2017. The fees and expenses below exclude one-time costs of the Reorganization. The costs of the Reorganization are expected to be borne by each Fund.

	IGRS	CSS (Class I shares)	Pro Forma Combined Fund (CSS Class I shares)
Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (as a percentage of NAV at the time of purchase or redemption, whichever is lower)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	0.80%	0.75%*
Distribution (12b-1) Fees	None	None	None
Other Expenses	0.01%	0.16%[1]	0.12%[1]
Shareholder Service Fee	None	0.06%[2]	0.06%[2]
Total Other Expenses	0.01%	0.22%[1,2]	0.18%[1,2]

Total Annual Fund Operating Expenses	1.01%[3]	1.02%[4]	0.93%[5]
Fee Waiver/Expense Reimbursement	(0.01)%[3]	(0.07)%[4]	(0.03)%[5]

Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)	1.00%[3]	0.95%[4]	0.90%[5]

1.	Other expenses have been restated to reflect contractual changes to the administration fee rates and other contractual changes to fees paid by the Fund.
2.	The maximum shareholder service fee for CSS Class I shares is 0.10%.
3.	Cohen & Steers Capital Management, Inc., IGRS’s Investment Advisor, has contractually agreed to waive its fee and/or reimburse IGRS so that total annual Fund operating expenses (excluding brokerage fees and commissions, taxes, and, upon approval of the Board of Directors, extraordinary expenses) never exceed 1.00% of average daily net assets. This commitment is currently expected to remain in place for the life of IGRS, can only be amended or terminated by agreement of IGRS and the Investment Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Investment Advisor and IGRS.
4.	Cohen & Steers Capital Management, Inc., the Fund’s Investment Advisor, has contractually agreed to waive its fee and/or reimburse expenses through June 30, 2019 so that CSS’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.95% for CSS Class I shares. This contractual agreement can be amended at any time by agreement of CSS and the Investment Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Investment Advisor and CSS.
5.	Upon approval of the Reorganization, Cohen & Steers Capital Management, Inc., the combined Fund’s Investment Advisor, will contractually agree to waive its fee and/or reimburse expenses through June 30, 2019 so that the combined Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 0.90% for CSS Class I shares. This contractual agreement will be able to be amended at any time by agreement of the Fund and the Investment Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Investment Advisor and the combined Fund.
*	Reflects the reduction in CSS’s management fee from 0.80% of the average daily net assets of the Fund to 0.75% of the average daily net assets of the Fund, upon approval of the Reorganization. The management fee may not be increased without the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

Expense Example

The following example is intended to help you compare the costs of an investment in the combined Fund (CSS), after the Reorganization is consummated, with the costs of investing in a Fund before the Reorganization. The example is based on each Fund’s Total Annual Fund Operating Expenses as set forth in the Fee Table, which are based on an annualization of each Fund’s expense ratio as of June 30, 2017 and reflects the assumptions set forth for the table above, such as the reduced management fee. The example assumes that an investor invests $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Fund’s Total Annual Fund Operating Expenses remain the same for years 1 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
IGRS	$102	$318	$552	$1,225
CSS (Class I shares)	$97	$310	$549	$1,235
Pro Forma Combined Fund	$92	$290	$509	$1,137

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Investment Objectives, Strategies and Principal Risks

The Funds have the same overall investment objective of total return through investment in global real estate equity securities. In pursuing total return, each Fund seeks both capital appreciation and current income. IGRS and CSS are each a non-diversified, open-end management investment company, and are both managed by the Investment Advisor. For a more detailed comparison of the Funds’ investment objectives, strategies and principal risks, please see Appendix C.

Under normal market conditions, each Fund invests at least 80%, and usually substantially all, of their total assets in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. REITs are companies that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to stockholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such stockholders. Foreign REITS and REIT-like entities are organized outside of the U.S. and have operations and receive tax treatment in their respective countries similar to that of U.S. REITs. The Funds retain the ability to invest in real estate companies of any market capitalization.

Under normal market conditions, each Fund will invest significantly (at least 40%–unless market conditions are not deemed favorable by Cohen & Steers Capital Management, Inc. (the “Advisor”), in which case the Fund would invest at least 30%) in real estate companies organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Funds allocate its assets among various regions and countries, including the United States (but in no less than three different countries). Each Fund consider a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non-U.S. companies in which the Funds invest may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Funds are not limited in the extent to which they may invest in emerging market companies.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

Each Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund’s primary use of foreign currency transactions will be to reduce the foreign currency risk inherent in the Funds’ investments.

In managing the Fund’s portfolio, the Investment Advisor and Subadvisors, CNS Asia and CNS UK (the “Subadvisors”), adhere to an integrated, bottom-up, relative value investment process when selecting publicly traded real estate securities. To guide the portfolio construction process, the Investment Advisor and Subadvisors utilize a proprietary valuation model that quantifies relative valuation of real estate securities based on price-to-net asset value (“NAV”), cash flow multiple/growth ratios and a dividend discount model (“DDM”). Analysts incorporate both quantitative and qualitative analysis in their NAV, cash flow, growth and DDM estimates. The company research process includes an evaluation of the commercial real estate supply and demand dynamics, management, strategy, property quality, financial strength and corporate structure. Judgments with respect to global macroeconomic factors, risk control, geographic and property sector diversification, liquidity and other factors are considered along with the models’ output and drive the portfolio managers’ investment decisions.

The combined Fund will continue to employ the same principal investment strategies used by CSS.

Each Fund may invest in, among other things, the types of securities and instruments described below:

Real Estate Companies

Under normal market conditions, each Fund invests at least 80%, and usually substantially all, of its total assets in common stock and other equity securities issued by U.S. and non-U.S. real estate companies, including REITs and similar REIT-like entities. For purposes of IGRS’s and CSS’s investment policies, a real estate company is one that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate and land; or

•	has at least 50% of its assets in such real estate.

Equity securities of real estate companies consist of:

•	common stocks;

•	rights or warrants to purchase common stocks;

•	securities convertible into common stocks where the conversion feature represents, in the Investment Advisor’s view, a significant element of the securities’ value; and

•	preferred stocks.

Real Estate Investment Trusts

A REIT is a company that own interests in real estate or in real estate related loans or other interests, and their revenue primarily consists of rent derived from owned, income producing real estate properties and capital gains from the sale of such properties. A REIT in the U.S. is generally not taxed on income distributed to stockholders so long as it meets certain tax related requirements, including the requirement that it distribute substantially all of its taxable income to such stockholders (other than net capital gains for each taxable year). As a result, U.S. REITs tend to pay relatively higher dividends than other types of companies. Dividends paid by U.S. REITs generally will not be eligible for the dividends-received deduction, and are generally not considered “qualified dividend income” (“QDI”) eligible for reduced rates of taxation for U.S. federal income tax purposes.

REITs can generally be classified as equity REITs or mortgage REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. The Funds invest primarily in equity REITs.

Foreign (Non-U.S.) Real Estate Securities and Depositary Receipts

Under normal market conditions, each of IGRS and CSS will invest significantly (at least 40%, unless market conditions are not deemed favorable by the Investment Advisor, in which case each Fund would invest at least 30%) in a portfolio of equity securities issued by real estate companies (including REITs and REIT-like entities) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. Each Fund allocates its assets among various regions and countries, including the United States (but in no less than three different countries). The Funds consider a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. as doing a substantial amount of business outside the U.S. The non-U.S. companies in which the Fund invests may include those domiciled in emerging market countries. Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products per capita than more developed countries. The Funds are not limited in the extent to which they may invest in emerging market companies.

Certain non-U.S. real estate companies in which each Fund invests may constitute “passive foreign investment companies.” This may subject the Fund to U.S. federal tax and interest charges, or may cause the Fund to recognize taxable income without a corresponding receipt of cash. The Funds may be required to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements for qualification as a “regulated investment company” (“RIC”).

The Funds may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets. The Funds may invest in foreign issuers in both developed and emerging markets.

Additional Investment Information

The Funds may, but are not required to, use various strategic transactions described below to seek to generate total return, facilitate portfolio management and mitigate risks. Although the Investment Advisor may seek to use these kinds of transactions to further a Fund’s investment objective(s), no assurance can be given that they will achieve this result.

Currency Hedging Transactions

Derivatives transactions in which each Fund may engage include currency hedging transactions. In order to hedge against foreign currency exchange rate risks from adverse changes in the relationship between the U.S. dollar and foreign currencies (including to hedge against anticipated future changes which otherwise might adversely affect the prices of securities that the Fund intends to purchase at a later date), each Fund may enter into foreign currency forward contracts, foreign currency futures contracts and foreign currency swaps, as well as purchase put or call options on foreign currencies and engage in other similar strategic transactions. The Funds may also conduct its foreign currency exchange transactions on a spot (e.g., cash) basis at the spot rate prevailing in the foreign currency exchange market.

A foreign currency forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A foreign currency futures contract is an exchange-traded contract for the purchase or sale of a specified foreign currency at a specified price at a future date. A foreign currency swap is an agreement between two parties to exchange principal and interest payments on a loan made in one currency for principal and interest payments of a loan of equal value in another currency. The Funds may enter into a foreign currency forward contract, foreign currency futures contract or foreign currency swap, or purchase a currency option, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency or expects to receive a dividend or interest payment on a portfolio holding, in order to “lock in” the U.S. dollar value of the security or payment. In addition, each Fund may enter into a foreign currency forward contract, futures contract or swap or purchase a currency option in respect of a currency which acts as a proxy for a currency in which the Fund’s portfolio holdings or anticipated holdings are denominated. This second investment practice is generally referred to as “cross-hedging.”

Each Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions. To the extent any derivatives would be deemed to be illiquid, they will be included each Fund’s maximum limitation of 15% of net assets invested in illiquid securities.

Defensive Position

When the Investment Advisor or a Subadvisor believes that market or general economic conditions justify a temporary defensive position, each Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents. When and to the extent a Fund assumes a temporary defensive position, it may not pursue or achieve its investment objective. In addition, a Fund may be required to hold more cash than anticipated to support its derivative positions, which could negatively impact returns.

Investment Risks

There is no guarantee that each Fund will meet its investment objective or that each Fund’s performance will be positive for any period of time. An investment in each Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency. This means the stockholders of each Fund–including the combined Fund following the Reorganization–could lose money. The following discussion describes the principal risks that may affect the Funds.

Investment Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk

Your investment in Fund shares represents an indirect investment in the REIT shares and other real estate securities owned by each Fund. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

Common Stock Risk

While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Funds.

Real Estate Market Risk

Each Fund will not invest in real estate directly, but will invest in securities of real estate companies. However, because of their policy of concentration in the real estate industry, each Fund is also is subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	extended vacancies of properties;

•	increased competition;

•	increases in property taxes and operating expenses;

•	changes in zoning laws;

•	losses due to costs resulting from the clean-up of environmental problems;

•	liability to third parties for damages resulting from environmental problems;

•	casualty or condemnation losses;

•	limitations on rents;

•	changes in neighborhood values and the appeal of properties to tenants;

•	changes in interest rates;

•	financial condition of tenants, buyers and sellers of real estate;

•	quality of maintenance, insurance and management services;

•	falling home prices;

•	failure of borrowers to repay their loans;

•	early payment or restricting of mortgage loans;

•	slower mortgage origination; and

•	rising construction costs.

Thus, the value of each Fund’s shares may change at different rates compared to the value of shares of a share of a mutual fund with investments in a mix of different industries. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which each Fund invests, which in turn could result in each Fund not achieving its investment objectives.

REIT Risk

REITs are subject to certain other risks related to their structure and focus. REITs generally are dependent upon management skills and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company which purports to be a REIT and that the company could fail to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. In addition, REITs may be affected by changes to the tax law, including the Tax Cuts and Jobs Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Foreign (Non-U.S.) and Emerging Market Securities Risk

Investments in such securities are particularly speculative. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	less governmental supervision;

•	regulation changes;

•	less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices;

•	high and volatile rates of inflation;

•	foreign currency devaluation;

•	fluctuating interest rates; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in foreign securities, especially in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and/or international institutions that could negatively affect the Fund’s investments in issuers located in, doing business in or with assets in such countries. Certain countries in which the Funds may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency; and

•	balance of payments position.

To the extent a Fund’s investments are focused in a geographic region or country, the Fund will be subject, to a greater extent than if the Fund’s assets were less geographically focused, to the risks of adverse changes in that region or country. In addition, certain investments in foreign securities also may be subject to foreign withholding or other taxes, which would reduce a Fund’s return on those securities.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and markets of some emerging market countries have in the past sometimes experienced substantial market disruptions and may do so in the future. The economies of many emerging markets countries may be heavily dependent on international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade. These economies also have been and may continue to be adversely affected by economic conditions of their international trading partners (including the United States). The reduction of foreign investment in the local economies or general declines in the international securities markets could have a significant adverse effect upon the securities markets of certain emerging market countries. In addition, the relatively high level of indebtedness of many emerging market countries and dependence on foreign borrowing also adds to the level of macroeconomic risk.

A small number of companies representing a limited number of industries may account for a significant percentage of an emerging market country’s overall market and trading volume. Emerging market economies may be over-dependent on exports of commodities making these economies vulnerable to changes in prices of these commodities. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices.

Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

In the past, certain emerging market countries have experienced earthquakes, typhoons, tidal waves and other natural disasters varying in degrees of severity, and the risks of such phenomena, and damage resulting therefrom, will continue to exist. A major natural disaster could have a severe and negative impact on the Fund’s investment portfolio and in the longer term could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner currently conducted.

As a result of these potential risks, the Investment Advisor may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Funds may invest in countries in which foreign investors, including the Investment Advisor, have had no or limited prior experience.

Foreign Currency and Currency Hedging Risk

Although each Fund reports its NAV and pays dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, each Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Each Fund may, but is not required to, engage in various investments that are designed to hedge each Fund’s foreign currency risks, including foreign currency forward contracts, foreign currency futures contracts, put and call options on foreign currencies and foreign currency swaps. Such transactions may reduce returns or increase volatility, perhaps substantially.

Foreign currency forward contracts, foreign currency futures contracts, over-the-counter (“OTC”) options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which each Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on each Fund’s performance.

Whether or not each Fund engages in currency hedging transactions, each Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause each Fund to experience losses greater than if each Fund had not engaged in such transactions.

Each Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Small- and Medium-Sized Companies Risk

Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk

Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and a Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Geopolitical Risk

Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the UK to exit from the European Union following the June 2016 vote on the matter (referred to as “Brexit”) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions between the United States and other foreign powers, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the markets and the Fund. The strengthening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk

The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC proposed rules governing the use of derivatives by registered investment companies, the DOL final rule on conflicts of interest on fiduciary investment advice, as well as Modernization and Liquidity could, among other things, restrict and/or increase the cost of the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, Congress, various exchanges and regulatory and self-regulatory authorities, domestic and foreign, have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and the Fund’s ability to execute its investment strategy.

Other Investment Companies Risk

To the extent each Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment funds’ portfolio securities, and a stockholder in a Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment funds. Stockholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment funds. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification.

Active Management Risk

As actively managed portfolios, the value of each Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Investment Advisor’s investment techniques could fail to achieve each Fund’s investment objective or negatively affect each Fund’s investment performance.

Non-Diversification Risk

As a “non-diversified” investment company, each Fund can invest in fewer individual companies than a diversified investment company . As a result, the Funds are more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which the Funds invests. Each Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Investment Restrictions

The following restrictions, along with each Fund’s investment objective(s), are each Fund’s only fundamental policies—that is, policies that cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. As used in this Proxy/Prospectus, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Non-Fundamental policies may be changed by a Fund’s Board without stockholder approval. If a percentage restriction set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Fundamental Investment Restrictions

The Funds’ fundamental investment restrictions are substantially similar but not identical. However, the Funds believe that, notwithstanding these differences, the Funds’ portfolios have been managed substantially identically. Neither Fund may, without the approval of the holders of a majority of the Fund’s outstanding voting securities:

1. Issue senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options,

including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3. Purchase or sell real estate or mortgages on real estate, except that each Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

4. Purchase or sell commodities or commodity futures contracts, except that each Fund may invest in financial futures contracts, options thereon and similar instruments; and

5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

As it relates to investments in real estate, CSS may not purchase or sell real estate, except that CSS may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of CSS ownership of such securities. IGRS may not purchase or sell mortgages on real estate, except that IGRS may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and IGRS may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of IGRS ownership of such securities.

In addition, CSS may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

IGRS may not borrow money, or pledge its assets, except that IGRS may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities. Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of IGRS total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of IGRS total assets will be repaid before any subsequent investments are made.

Also, with regard to each Fund’s fundamental investment restriction on concentration, IGRS may not, with the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries. CSS will concentrate more than 25% of its net assets in securities of issuers in real estate or related industries. CSS’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of its investment objective and its policy on industry concentration. CSS’s concentration policy will not limit CSS’s purchase of obligations issued by the U.S. government and its agencies or instrumentalities, or cash equivalents (which will not be used to concentrate investments in a single industry other than real estate).

Non-Fundamental Investment Restrictions

The Funds’ non-fundamental investment restrictions are substantially similar but not identical. However, the Funds believe that, notwithstanding these differences, the Funds’ portfolios have been managed substantially identically. Neither Fund may, without the approval of a majority of its Board of Directors:

1. Purchase restricted or illiquid securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act and, for CSS, determined to be liquid);

2. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a Reorganization, consolidation or similar transaction;

3. Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the applicable Fund; provided that such Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the applicable Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply;

4. Invest in puts, calls, straddles, spreads or any combination thereof, except that each Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of such Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the applicable Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets;

5. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets; and

6. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

In addition, CSS may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that CSS may purchase securities of companies engaging in whole or in part in such activities.

Portfolio Turnover

For the fiscal years ended December 31, 2016 and 2015, the Funds’ portfolio turnover rates were as follows:

	2016	2015
IGRS	100%	77%
CSS	104%	82%

INFORMATION ABOUT THE PROPOSED REORGANIZATION

The Agreement and Plan of Reorganization

The following is a summary of the material terms and conditions of the Agreement and Plan of Reorganization entered into between IGRS and CSS. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization attached as Appendix A to this Proxy/Prospectus. Under the Agreement and Plan of Reorganization, IGRS will transfer its assets to CSS and CSS will assume all of IGRS’s liabilities at Closing. As part of the Reorganization, CSS shall issue CSS Class I shares to IGRS with an aggregate net asset value equal to the net asset value of IGRS, all valued as of 4:00 p.m. Eastern time on the business day prior to the Closing. IGRS will distribute such CSS Class I shares to holders of shares of common stock of IGRS in the liquidation of IGRS. In connection with the Reorganization, IGRS will be deregistered as an investment company under the 1940 Act. After the Reorganization, IGRS will be dissolved and CSS will be the surviving corporation.

As a result of the Reorganization, each full (and fractional) outstanding IGRS Common Share will, in effect, be exchanged for an equivalent dollar amount of full (and fractional) CSS Class I shares, based on the net asset value per share of each of the Funds at 4:00 p.m., Eastern time on the business day before the Closing. No sales charge or fee of any kind will be charged to holders of IGRS Common Shares in connection with their receipt of CSS Class I shares in the Reorganization.

From and after the Closing, CSS will possess all of the properties, assets, rights, privileges and powers, and shall be subject to all of the liabilities and obligations of IGRS, all as provided under Maryland law and the Agreement and Plan of Reorganization.

Any holder of IGRS Common Shares may redeem such shares at any time prior to the Reorganization and may redeem any CSS Class I shares received in connection with the Reorganization thereafter, in each case in accordance with the requirements for the redemption of shares set forth in the applicable Fund’s then-current prospectus.

The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the Funds’ stockholders, at any time prior to the Closing by resolution of either of the Funds’ Boards, if circumstances should develop that, in the opinion of that Board, make proceeding with the Reorganization inadvisable with respect to the Fund it oversees.

Prior to the Reorganization, IGRS shall have, and CSS currently intends to have, declared and paid a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, realized through the Closing, if any.

The Agreement and Plan of Reorganization provides that either Fund may waive compliance with any of the terms or conditions therein for the benefit of that Fund (other than the requirements that (a) the Agreement and Plan of Reorganization be approved by stockholders of IGRS; and (b) the Fund receive the opinion of Ropes & Gray LLP substantially to the effect that the transactions contemplated by the Agreement and Plan of Reorganization will constitute a reorganization for federal income tax purposes), if, in the judgment of the Fund’s Board, after consultation with Fund counsel, such waiver will not have a material adverse effect on the benefits intended to be provided by the Reorganization to the stockholders of the Fund.

Under the Agreement and Plan of Reorganization, each Fund, out of its assets and property, will indemnify and hold harmless the other Fund and the Directors and officers of the other Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the other Fund and those Directors and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in the Agreement and Plan of Reorganization or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the Directors or officers of the Fund prior to the Closing, provided that such indemnification by the Fund is not (i) in violation of any applicable law (including the 1940 Act) or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

The Board of each Fund, including the Independent Directors of each Board, has determined, with respect to each Fund that the interests of each Fund’s stockholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and their respective stockholders. All expenses incurred in connection with the Reorganization will be borne by the Funds in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of this Proxy/Prospectus, proxy solicitation expenses, and SEC registration fees.

With respect to IGRS, under the 1940 Act, the Reorganization requires the affirmative vote of the lesser of (i) 67% of the voting securities of IGRS present at a meeting, if the holders of more than 50% of the outstanding voting securities of IGRS are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of IGRS. See “Voting Information” below.

Reasons for the Reorganization and Board Considerations

Board Considerations

At a meeting held on December 5, 2017, the Funds’ Boards, including the Independent Directors of each Board, considered, authorized and approved the Agreement and Plan of Reorganization. In considering the Agreement and Plan of Reorganization, the Boards did not identify any single factor or information item as all-important or controlling. Following discussions, and based on its evaluation of all material factors to the Funds, including those described below, the Board of each Fund, including the Independent Directors of each Board, determined, with respect to its Fund, that: (1) the Reorganization would be in the best interests of that Fund and its stockholders; and (2) the Reorganization would not result in the dilution of the interests of the Fund or its stockholders.

In recommending the Reorganization, each Fund’s Board, with the advice of counsel to each Fund’s Independent Directors, considered a number of factors, including the following:

•

the combined Fund is expected to have a lower total net annual operating expense ratio than each Fund’s current total net annual operating expense ratio beginning with the first year following the Reorganization;

•	the Funds have the same overall investment objective, and substantially similar investment policies and restrictions, and are managed by the Investment Advisor;

•	the Fund’s expense ratio and information as to specific fees and expenses of the Fund, including management fees, administrative fees and other operating expenses;

•	the benefits to the Fund and its stockholders that are expected to be derived from the Reorganization, including the potential for portfolio management and operational efficiencies;

•

the combined Fund’s total annual operating expense ratio in future years is expected to be less than each Fund’s current level because expenses of the combined Fund will be spread over a larger asset base and because the Investment Advisor has agreed to reduce its advisory fee of CSS if the Reorganization is approved, resulting in lower annual operating expense ratio;

•

the federal tax consequences of the Reorganization to IGRS and the holders of IGRS Common Shares, including that the Reorganization has been structured to qualify as a “reorganization” for U.S. federal income tax purposes;

•	the ability of CSS to utilize IGRS’s unused capital loss carryforwards, if any, after the Reorganization; and

•

the benefits that may be derived by the Investment Advisor and its affiliates as a result of the Reorganization, including the elimination of duplicative operations and that revenues and profitability of the Investment Advisor may increase as a result of the potential accelerated growth of CSS after the Reorganization and the expected decline in the Investment Advisor’s operational expenses for administrative, compliance and portfolio management services.

The Investment Advisor may be deemed to have a financial interest in the Reorganization because of the benefits that may be derived by the Investment Advisor and its affiliates as a result of the Reorganization, including the elimination of duplicative operations and that revenues and profitability of the Investment Advisor may increase as a result of the potential accelerated growth of CSS after the Reorganization and the expected decline in the Investment Advisor’s operational expenses for administrative, compliance and portfolio management services.

Certain U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify for U.S. federal income tax purposes as a reorganization under Section 368(a) of the Code and thus is not expected to result in the recognition of gain or loss by the Funds or, generally, their stockholders. Assuming that the Reorganization is completed according to the terms of the Agreement and Plan of Reorganization and based upon facts, factual representations and assumptions contained in the representation letters provided by the Funds, all of which must continue to be true and accurate in all material respects as of the effective time of the Reorganization, Ropes & Gray LLP, counsel to the Funds, will render its opinion substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for federal income tax purposes:

(a) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its stockholders of Acquiring Fund shares in complete liquidation of the Fund, all pursuant to the Agreement and Plan of Reorganization, will constitute a “Reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357 of the Code, the Acquired Fund will not recognize gain or loss upon the transfer of all its assets to the Acquiring Fund pursuant to the Agreement and Plan of Reorganization in exchange solely for the CSS Class I shares and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities, or upon the distribution of the CSS Class I shares by the Acquired Fund to its stockholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund pursuant to the Agreement and Plan of Reorganization will be the same as the Acquired Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Acquired Fund pursuant to the Agreement and Plan Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by the Acquired Fund;

(f) under Section 354 of the Code, the stockholders of the Acquired Fund will not recognize gain or loss upon the exchange of all of their shares of the Acquired Fund for Acquiring Fund shares;

(g) under Section 358 of the Code, immediately after the Reorganization, the aggregate tax basis in the Acquiring Fund shares received by Acquired Fund stockholder pursuant to the Agreement and Plan of Reorganization will be the same as the aggregate tax basis in the Acquired Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, an Acquired Fund stockholder’s holding period for the Acquiring Fund shares received pursuant to the Agreement and Plan or Reorganization will include the stockholder’s holding period for the Acquired Fund shares exchanged therefor, provided that such Acquired Fund shares were held as capital assets on the date of the exchange; and

(j) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury regulations thereunder.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, a stockholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the shares of the Acquiring Fund he or she received.

If, as expected, the Reorganization is a reorganization for federal income tax purposes that is generally tax free, neither stockholders nor the Funds are expected to recognize gain or loss directly as a result of the Reorganization.

The cost basis of shares of the Acquired Fund is expected to carry over, and the holding periods of such shares to “tack” to those of the new shares in the Acquiring Fund.

The Reorganization will end the tax year of the Acquired Fund, and potentially will accelerate any distributions to stockholders from the Acquired Fund for its tax year ending on the date of the Reorganization. Those tax year-end distributions will be taxable and will include any undistributed capital gains resulting from portfolio turnover prior to the Reorganization.

More generally, prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to stockholders, which,

together with all previous distributions, will have the effect of distributing to stockholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization, and may include undistributed income or gains from prior years. These distributions will be taxable to stockholders, and such distributions by the Acquired Fund will include any distributable, but not previously distributed, capital gains resulting from portfolio turnover prior to the Reorganization. A Fund’s ability to carry forward capital losses (if any) and use such losses to offset future gains may be limited as a result of the Reorganization. First, a Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Fund’s pre-acquisition losses cannot be used to offset gains in another Fund that are unrealized (“built in”) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”), for five tax years. Third, the Acquired Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of the Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, stockholders of a Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above). Therefore, the stockholders of the Acquired Fund will receive a proportionate share of any unrealized gains in the combined Fund’s assets, as well as any taxable income or gains realized by the Acquiring Fund but not distributed to its stockholders prior to the Reorganization, when such income or gains are eventually distributed by the Acquiring Fund. As a result, stockholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. In addition, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized by the combined Fund after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of stockholders than would have been the case absent such Reorganization, such that the benefit of those losses to Acquired Fund stockholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The realized and unrealized gains and losses of each Fund at the time of the Reorganization will determine the extent to which the Acquired Fund’s or the Acquiring Fund’s respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its stockholders earlier or in greater amounts than would have been the case had the Reorganization not occurred. The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Fund at the time of the Reorganization and thus cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any stockholder. Stockholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Reporting Requirements

Each holder of IGRS Common Shares who is required to file a U.S. federal income tax return and who is a “significant holder” that receives CSS Class I shares in the Reorganization will be required to file a statement with the holder’s U.S. federal income tax return for the year of the Reorganization setting forth, among other things, such holder’s basis in, and the fair market value of, the IGRS Common Shares surrendered in the Reorganization. A “significant holder” is a holder of IGRS Common Shares who, immediately before the Reorganization, owned at least 5% (by vote or value) of the outstanding stock of IGRS.

Information Regarding Tax Capital Loss Carryforwards

As of December 31, 2016, neither IGRS nor CSS had any capital loss carryforwards.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Information About Directors and Officers

Boards of Directors

The business and affairs of each Fund are managed under the direction of its Board. The Boards each approve all significant agreements between the applicable Fund and persons or companies furnishing services to it, including such Fund’s agreements with the Investment Advisor and its sub-administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers and the Investment Advisor, subject always to the investment objectives and policies of the Fund and to the general supervision of the Boards.

The Directors of the Funds, their addresses, their year of birth, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Cohen & Steers Fund Complex, and other directorships held by the Director are set forth below. The same individuals serve as the Directors of each Fund.

Name, Address(1) and Year of Birth		Position(s) Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served(2)	Term of Office(3)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)
Independent Directors

Michael G. Clark	1965	Director	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	Since 2011	Until Next Election of Directors	22

George Grossman	1953	Director	Attorney-at-Law.	Since 1996	Until Next Election of Directors	22

Dean Junkans	1959	Director	C.F.A.; Adjunct Professor and Executive-In-Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; Former member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; Formerly, Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; Formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	Since 2015	Until Next Election of Directors	22

Name, Address(1) and Year of Birth		Position(s) Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served(2)	Term of Office(3)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)

Gerald J. Maginnis	1955	Director	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; member, PICPA Board of Directors from June 2012 to June 2016; member, Council of the American Institute of Certified Public Accountants (AICPA) from 2014 to 2017; member, Board of Trustees of AICPA Foundation.	Since 2015	Until Next Election of Directors	22

Jane F. Magpiong	1960	Director	President, Untap Potential since 2013; Board Member, Crespi High School since 2014; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA-CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	Since 2015	Until Next Election of Directors	22

Name, Address(1) and Year of Birth		Position(s) Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served(2)	Term of Office(3)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)

Daphne L. Richards	1966	Director	Independent Director of Cartica Management, LLC; Member of Investment Committee of the Berkshire Taconic Community Foundation; Member of Advisory Board of Northeast Dutchess Fund; Member of the 100 Women in Finance Global Association Board and Chair of its Advisory Council; Previously, worked at Bessemer Trust Company from 1999-2014; Prior thereto, held investment positions at Frank Russell Company, Union Bank of Switzerland and Hambros International Venture Capital Fund, each in New York.	Since September 2017	Until Next Election of Directors	22

Frank K. Ross	1943	Director	Visiting Professor of Accounting and Director of the Center for Accounting Education at Howard University School of Business since 2004; Board member and member of Audit Committee (Chairman from 2007 to 2012) and Human Resources and Compensation Committee, Pepco Holdings, Inc. (electric utility) from 2004 to 2014; Formerly, Mid-Atlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1995 to 2003.	Since 2004	Until Next Election of Directors	22

Name, Address(1) and Year of Birth		Position(s) Held with Fund	Principal Occupation(s) During At Least The Past Five Years (Including Other Directorships Currently Held)	Length of Time Served(2)	Term of Office(3)	Number of Funds Within Fund Complex Overseen by Director (Including the Funds)

C. Edward Ward, Jr.	1946	Director	Member of The Board of Trustees of Manhattan College, Riverdale, New York from 2004 to 2014. Formerly, Director of closed-end fund management for the New York Stock Exchange (NYSE), where he worked from 1979 to 2004.	Since 2004	Until Next Election of Directors	22
Interested Directors(4)

Robert H. Steers	1953	Director and Chairman	Chief Executive Officer of the Investment Advisor and its parent, Cohen & Steers, Inc. (CNS), since 2014. Prior to that, Co-Chairman and Co-Chief Executive Officer of the Investment Advisor since 2003 and CNS since 2004.	Since 1991	Until Next Election of Directors	22

Joseph M. Harvey	1963	Director	President and Chief Investment Officer of the Investment Advisor since 2003 and President of CNS since 2004.	Since 2014	Until Next Election of Directors	22

(1)	The address of each Director is 280 Park Avenue, New York, New York 10017.
(2)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(3)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(4)	“Interested person,” as defined in the 1940 Act, of each Fund (“Interested Director”) because of the affiliation with the Investment Advisor and its parent company, Cohen & Steers Inc. (“CNS”).

The following table provides information concerning the dollar range of equity securities owned beneficially by each Director as of December 31, 2016:

Dollar Range of Equity Securities Owned(1)
Name of Director	IGRS	CSS	Aggregate Equity Securities in the Cohen & Steers Fund Complex
Robert H. Steers(2)	A	A	E
Joseph M. Harvey(2)	A	A	E
Michael G. Clark	A	A	E
Bonnie Cohen(3)	D	A	E
George Grossman	C	A	E
Dean Junkans	A	A	E
Richard E. Kroon(3)	A	A	E
Gerald J. Maginnis	C	C	E
Jane F. Magpiong	A	A	E
Richard J. Norman(3)	A	A	E
Daphne L. Richards(4)	N/A	N/A	N/A
Frank K. Ross	C	A	E
C. Edward Ward, Jr.	B	A	E

(1)	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = Over $100,000.
(2)	Interested Director.
(3)	Bonnie Cohen and Richard E. Kroon retired on December 31, 2017 pursuant to each Fund’s mandatory retirement policy. Richard Norman resigned from the Board of Directors effective December 31, 2017.
(4)	Daphne Richards was elected to the Board of Directors effective September 12, 2017.

No Independent Director of the Funds, nor any of their immediate family members, to the best of the Funds’ knowledge, had any interest in the Investment Advisor, or any person or entity (other than the Funds) directly or indirectly controlling, controlled by or under common control with the Investment Advisor as of November 30, 2017.

During the Funds’ fiscal year ended December 31, 2016, the Boards of IGRS and CSS each met four times. Each Director attended at least 75% of the aggregate number of meetings of each Board and the Committees of the Board during the period for which he or she was a member. The Funds do not have policies with regard to the Directors’ attendance at annual meetings.

Committees of the Boards

Each Fund maintains five standing Board Committees: the Audit Committee, the Nominating Committee, the Contract Review Committee, the Governance Committee and the Dividend Committee. Each Committee is composed solely of Independent Directors. All of the Independent Directors are members of each Nominating and

Contract Review Committee. The members of each Audit Committee are Messrs. Clark, Grossman, Maginnis and Ross. The members of each Governance Committee are Messrs. Junkans and Ward and Mses. Magpiong and Richards. The members of each Dividend Committee are Messrs. Clark, Junkans and Maginnis and Ms. Magpiong.

The Audit Committee of each Fund met three times during the fiscal year ended December 31, 2016. The main function of each Audit Committee is to assist the Board of Directors in its oversight of the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the selection, retention, qualifications and independence of the Fund’s independent registered public accounting firm and the performance of the Fund’s internal control systems and independent registered public accounting firm.

The Nominating Committee of each Fund met once during the fiscal year ended December 31, 2016. The main functions of each Nominating Committee are identify individuals qualified to become members of the Board of Directors in the event that a position is vacated or created, to select the Director nominees for any future meeting of stockholders and to set any necessary standards or qualifications for service on the Board. Each Nominating Committee will consider nominees properly recommended by the Fund’s stockholders. Stockholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to their Fund’s Secretary.

The Contract Review Committee of each Fund met once during the fiscal year ended December 31, 2016. The main functions of each Contract Review Committee are to make recommendations to the Board after reviewing advisory and other contracts that the Fund has with the Investment Advisor and to select third parties to provide evaluative reports and other information to the Board regarding the services provided by the Investment Advisor.

The Governance Committee of each Fund met four times during the fiscal year ended December 31, 2016. The main function of each Governance Committee is to assist the Board in the oversight of appropriate and effective governance of each Fund. Each Governance Committee oversees, among other things, the structure and composition of the Board Committees, the size of the Board and the compensation of Independent Directors for service on the Board and any Board Committee and the process for securing insurance coverage for the Board.

The Dividend Committee of each Fund did not meet during the fiscal year ended December 31, 2016. The main function of each Dividend Committee is to assist the Board in the oversight of each Funds’ process for determining distributions.

Officers of the Funds

The principal officers of the Funds and their principal occupations during at least the past five years, as reported by them to the Funds, are set forth below. The address of each of the Funds’ officers is 280 Park Avenue, New York, New York 10017. Each Fund has the same officers.

Robert H. Steers Chairman of the Board, and Joseph M. Harvey, Director (see above, “Boards of Directors” for biographical information).

Adam M. Derechin, President and Chief Executive Officer, born in 1964, joined the Investment Advisor in 1993. He has been the Chief Operating Officer of the Investment Advisor since 2003 and prior to that was a Senior Vice President.

Francis C. Poli, Secretary, born in 1962, joined the Investment Advisor in 2007 as Executive Vice President, Secretary and General Counsel. Prior thereto, he was General Counsel of Allianz Global Investors of America LP.

James Giallanza, Chief Financial Officer, born in 1966, joined the Investment Advisor in 2006. He has been Executive Vice President of the Investment Advisor since 2014 and prior to that was a Senior Vice President.

Albert Laskaj, Treasurer, born in 1977, joined the Investment Advisor in 2015 as Vice President. Prior to that, he was Director of Legg Mason & Co. since 2013. Prior to that, he was a Vice President of Legg Mason from 2008 to 2013, and while there, served as Treasurer of certain mutual funds since 2010.

Lisa Phelan, Chief Compliance Officer, born in 1968, joined the Investment Advisor in 2004. She has been an Executive Vice President of the Investment Advisor since 2015 and prior to that was a Senior Vice President since 2008. She is Chief Compliance Officer of the Investment Advisor, the Cohen & Steers funds, Cohen & Steers Asia Limited and Cohen & Steers Securities, LLC since 2007, 2006, 2005 and 2004, respectively.

Jon Cheigh, Vice President, born in 1972, joined the Investment Advisor in 2007. He has been an Executive Vice President since 2012 and prior to that was a Senior Vice President.

Director Compensation

Effective January 1, 2017, Independent Directors are paid an annual base retainer of $136,000, paid quarterly, and a $10,000 per meeting fee per quarter ($40,000 annually), and such fees are allocated over the Cohen & Steers Fund Complex based on average net assets of each fund. Effective January 1, 2018, the base retainer will increase to $149,500. Additionally, the Audit Committee Chairman is paid $25,000 per year in the aggregate for his service as Chairman of the Audit Committee of the

Cohen & Steers Fund Complex, the Contract Review and Governance Committee Chairmen are each paid $20,000 per year in the aggregate for their work in connection with the Cohen & Steers Fund Complex. The Chairperson of the Dividend Committee was previously paid $10,000 per year in the aggregate for her work in connection with the declaration of distributions for the Cohen & Steers closed-end funds only. However, effective January 1, 2018, the Chairperson of the Dividend Committee will no longer be paid. The Nominating Committee Chairperson is paid $20,000 per year, to the extent a Board seat will be filled in that year and potential Board candidates are being interviewed and considered, for his work in connection with the Cohen & Steers Fund complex. The lead Independent Director is paid $50,000 per year in the aggregate for his service as lead Independent Director of the Cohen & Steers Fund Complex. Directors also may be paid additional compensation for services related to the Board or its committees, as approved by the Board. For the fiscal year ended December 31, 2016, such fees and expenses paid by each Fund totaled $67,146.

The following table sets forth information regarding compensation of the Directors by each Fund for the fiscal year ended December 31, 2016 and by the Cohen & Steers Fund Complex for the calendar year ended December 31, 2016. Officers of the Funds, other than the Chief Compliance Officer, who receives less than $75,000 from each Fund, and Interested Directors do not receive any compensation from the Funds or any fund in the Cohen & Steers Fund Complex. In the column headed “Total Compensation to Directors by Fund Complex,” the compensation paid to each Director represents the 22 funds that each Director served in the Cohen & Steers Fund Complex during 2016. The Directors do not receive any pension or retirement benefits from the Cohen & Steers Fund Complex.

Name of Person, Position	Aggregate Compensation From Each Fund		Total Compensation Paid to Directors by Fund Complex
Michael Clark, Director and Nominating Committee Chairman		$5633		$165,000
Bonnie Cohen, Director and Dividend Committee Chairman(1)		$5,473		$170,000
George Grossman, Director and Contract Review Committee Chairman		$6,157		$180,000
Joseph M. Harvey, Director(2)		$0		$0
Dean Junkans, Director		$5,473		$160,000
Richard E. Kroon, Director and Lead Independent Director(1)		$7,183		$210,000
Gerald G. Maginnis, Director		$5,473		$160,000
Jane F. Magpiong, Director		$5,473		$160,000
Richard J. Norman, Director and Governance Committee Chairman(1)		$6,157		$180,000
Daphne L. Richards, Director(3)	$	N/A	$	N/A

Name of Person, Position	Aggregate Compensation From Each Fund	Total Compensation Paid to Directors by Fund Complex
Frank K. Ross, Director and Audit Committee Chairman	$6,328	$185,000
Robert H. Steers, Director and Chairman(2)	$0	$0
C. Edward Ward, Jr., Director	$5,473	$160,000

(1)	Bonnie Cohen and Richard E. Kroon retired on December 31, 2017 pursuant to each Fund’s mandatory retirement policy. Richard Norman resigned from the Board of Directors effective December 31, 2017. In addition to his role as Nominating Committee Chairman, effective January 1, 2018, Michael Clark will be assuming the roles of Lead Independent Director and Dividend Committee Chairman, and Dean Junkans will be assuming the role of Governance Committee Chairman.
(2)	Interested Director.
(3)	Daphne Richards was elected to the Board of Directors effective September 12, 2017.

Investment Advisor

Cohen & Steers Capital Management, Inc., with principal offices located at 280 Park Avenue, New York, New York 10017, has been retained to provide investment advice, and, in general, to conduct the management and investment program of each Fund under the overall supervision and control of the Board. The Investment Advisor, a registered investment adviser, was formed in 1986, and as of September 30, 2017 had $61.5 billion of assets under management. Its clients include pension plans, endowment funds and registered investment companies, including open-end and closed-end real estate funds. The Cohen & Steers funds invest in U.S. and non-U.S. real estate investment trusts and other real estate securities, infrastructure securities, preferred and other fixed income securities and dividend paying large cap value securities. The Investment Advisor is a wholly-owned subsidiary of Cohen & Steers, Inc., a publicly traded company whose common stock is listed on the NYSE under the symbol “CNS.”

Under its Investment advisory agreement with each Fund (each, an “Investment advisory agreement”), the Investment Advisor furnishes a continuous investment program for the Fund’s portfolio, makes the day-to-day investment decisions for the Fund, and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the general supervision of the Board of Directors of the Fund. The Investment Advisor also performs certain administrative services for each Fund and provides persons satisfactory to the Directors of each Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Investment Advisor.

Each Funds’ Investment advisory agreements provide for management fees to the Investment Advisor to be paid by IGRS at the annual rate of 1.00% of the Fund’s average daily assets and CSS at the annual rate of 0.80% of the Fund’s average daily net assets. For IGRS, the Investment Advisor pays all expenses of the Fund except for brokerage fees and commissions, taxes, and, upon approval of the Board of Directors, extraordinary expenses. During the fiscal year ended December 31, 2016, each Fund paid management fees to the Investment Advisor at the effective rate 0.99% and 0.83% of IGRS’s and CSS’s average daily net assets, respectively. In addition to its monthly management fee, each Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent accountants, listing expenses, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

For the fiscal years ended December 31, 2016, 2015 and 2014, the gross management fees paid by the Funds to the Investment Advisor were as follows:

	2016	2015	2014
IGRS	$4,502,903	$5,294,821	$5,268,314
CSS	$3,833,431	$4,067,127	$3,817,399

For the fiscal years ended December 31, 2016, 2015 and 2014, the Investment Advisor waived and/or reimbursed the Funds the respective amounts set forth below:

	2016	2015	2014
IGRS	$65,486	$74,390	$76,859
CSS	$238,452	$203,279	$236,038

Therefore, for the fiscal years ended December 31, 2016, 2015 and 2014, the net management fees paid by the Funds to the Investment Advisor were as follows:

	2016	2015	2014
IGRS	$4,437,417	$5,220,431	$5,191,455
CSS	$3,594,979	$3,863,848	$3,581,361

Additional information about the factors considered by the Board of each Fund in approving its Investment advisory agreement is contained in each Fund’s Semi-Annual Report to Stockholders for the period ended June 30, 2017.

In addition, CSS also has entered into an administration agreement with the Investment Advisor (an “Administration Agreement”), under which the Investment Advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the Fund’s average daily net assets. For the fiscal years ended December 31, 2016, 2015 and 2014, the Investment Advisor received $86,591, $90,381 and $84,831, respectively, in administration fees from CSS. On June 13, 2017, the Board of CSS approved an increase to the administration fee, from 0.02% to 0.04% of the Fund’s average daily net assets, effective October 1, 2017. Additionally, CSS pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Codes of Ethics

Each Fund and the Investment Advisor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. The code of ethics of each Fund and the Investment Advisor, among other things, prohibits management personnel from investing in REITs and real estate securities, preferred securities and initial public offerings and requires pre-approval for investments in Cohen & Steers closed-end funds and private placements. In addition, the Funds’ Independent Directors are prohibited from purchasing or selling any security if they knew or reasonably should have known at the time of the transaction that the security is being considered for purchase or sale by a Fund, or is being purchased or sold by a Fund. These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room can be obtained by calling the SEC at (202) 551-5850), are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F  Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies

Each Fund’s Board has delegated the responsibility for voting proxies on behalf of each Fund to the Investment Advisor. The Investment Advisor’s Proxy Voting Policy is attached to the Proxy/Prospectus as Appendix B. In addition, each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 330-7348 or (ii) on the SEC’s website at www.sec.gov.

Portfolio Managers of the Funds

Below is summary information for the Funds’ portfolio managers. Messrs. Cheigh, Leung, McKinley, Quirijns and Sullivan are the portfolio managers for both CSS and IGRS.

Jon Cheigh, portfolio manager since 2012 (see above, “Officers of the Funds” for biographical information).

William Leung, portfolio manager since 2012, joined the Investment Advisor in 2012 and currently serves as a Senior Vice President.

Charles McKinley, portfolio manager since 2007, joined the Investment Advisor in 2007 and currently serves as a Senior Vice President.

Rogier Quirijns, portfolio manager since 2012, joined the Investment Advisor in 2008 and currently serves as a Senior Vice President.

Luke Sullivan, portfolio manager since 2008, joined the Investment Advisor in 2006 and currently serves as Senior Vice President.

Other Accounts Managed by Portfolio Managers

Each portfolio manager manages other investment companies and/or investment vehicles and accounts in addition to the Funds. The following tables show, as of each Fund’s fiscal year ended December 31, 2016, the number of accounts (including the Funds) each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The portfolio managers do not receive performance-based fees with respect to any of the registered investment companies, other pooled investment vehicles or other accounts that they manage.

Jon Cheigh

	Number of Accounts	Total Assets ($mm)
Registered investment companies	8	$10,572
Other pooled investment vehicles	22	$3,399
Other accounts	16	$3,532

William Leung

	Number of Accounts	Total Assets ($mm)
Registered investment companies	3	$1,436
Other pooled investment vehicles	24	$5,047
Other accounts	11	$2,397

Charles McKinley

	Number of Accounts	Total Assets ($mm)
Registered investment companies	2	$864
Other pooled investment vehicles	22	$4,321
Other accounts	9	$979

Rogier Quirijns

	Number of Accounts	Total Assets ($mm)
Registered investment companies	3	$1,436
Other pooled investment vehicles	24	$5,047
Other accounts	10	$1,906

Luke Sullivan

	Number of Accounts	Total Assets ($mm)
Registered investment companies	3	$1,436
Other pooled investment vehicles	24	$5,047
Other accounts	10	$1,906

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of a Fund’s investments on the one hand and the investments of other accounts or vehicles for which the portfolio managers are responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Investment Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Investment Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related impediments (such as client-imposed restrictions or lack of available cash), it is the policy of the Investment Advisor to allocate investment ideas pro rata to all accounts with the same primary investment objective.

In addition, certain of the portfolio managers may from time to time manage one or more accounts on behalf of the Investment Advisor and its affiliated companies (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Investment Advisor however not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Investment Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. In the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis. Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Investment Advisor, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Compensation Structure of the Investment Advisor

Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of CNS, the parent company of the Investment Advisor. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results.

The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Investment Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio managers of each Fund as of December 31, 2016.

Dollar Range of Equity Securities Owned*
Name of Portfolio Manager	IGRS	CSS
Jon Cheigh	A	A
Luke Sullivan	A	A
William Leung	A	A
Charles McKinley	A	A
Rogier Quirijns	A	A

*	The dollar ranges are as follows: “A” = None; “B” = $1-$10,000; “C” = $10,001-$50,000; “D” = $50,001-$100,000; “E” = $100,001-$500,000; “F” = $500,001-$1,000,000; and “G” = Over $1,000,000.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Further information about each Fund is included in its Annual Report to Stockholders for the fiscal year ended December 31, 2016 and Semi-Annual Report to Stockholders for the six month period ended June 30, 2017. Copies of these documents and the SAI related to this Proxy/Prospectus are available upon request and without charge by visiting the Funds’ website at www.cohenandsteers.com, by calling 800-330-7348 or by writing to a Fund at 280 Park Avenue, New York, New York 10017.

The Funds are subject to the informational requirements of the 1934 Act and, in accordance therewith, file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities at the SEC’s Public Reference Room, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. You may also obtain copies of this information, after paying a duplication fee, by electronic request at publicinfo@sec.gov, or by writing the SEC at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each Fund for the last five years. Certain information reflects financial results for a single share. Total return represents the rate that a stockholder would have earned (or lost) on a Fund share assuming reinvestment of all dividends and distributions. The information in the following tables for the fiscal years ended December 31, 2012 through December 31, 2016 has been derived from the Funds’ financial statements, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose reports, along with the Funds’ financial statements, are included in the Funds’ annual reports (available upon request). The information in the following tables for the six months ended June 30, 2017 has been derived from the Funds’ unaudited financial statements for the semi-annual period ended June 30, 2017 (available upon request).

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements for each Fund. Each table should be read in conjunction with the relevant Fund’s financial statements and the notes thereto.

Financial Highlights for IGRS

For a share of common stock outstanding throughout each period:

	For the Six Months Ended June 30, 2017		For the Year Ended December 31,
Per Share Operating Performance:			2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.62		$25.16	$25.24	$22.58	$22.28	$18.52

Income (loss) from investment operations:
Net investment income (loss)(a)	0.22		0.48	0.36	0.53 (b)	0.36	0.35
Net realized and unrealized gain (loss)	1.55		0.49	0.26	2.65	0.53	4.40

Total from investment operations	1.77		0.97	0.62	3.18	0.89	4.75

Less dividends and distributions to shareholders from:
Net investment income	(0.32)		(0.96)	(0.70)	(0.52)	(0.59)	(0.99)
Net realized gain	(0.07)		(0.55)	—	—	—	—

Total dividends and distributions to shareholders	(0.39)		(1.51)	(0.70)	(0.52)	(0.59)	(0.99)

Net increase (decrease) in net asset value	1.38		(0.54)	(0.08)	2.66	0.30	3.76

Net asset value, end of period	$26.00		$24.62	$25.16	$25.24	$22.58	$22.28

Total investment return(c)	7.16	%(d)	3.82%	2.52%	14.12%	4.07%	25.91%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$440.9		$425.2	$499.2	$527.3	$511.1	$505.4

Ratio of expenses to average daily net assets (before expense reduction)	1.02	%(e)	1.02%	1.02%	1.01%	1.01%	1.02%

Ratio of expenses to average daily net assets (net of expense reduction)	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.72	%(e)	1.85%	1.41%	2.19%	1.54%	1.69%

Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.74	%(e)	1.87%	1.43%	2.20%	1.55%	1.71%

Portfolio turnover rate	48	%(d)	100%	77%	111%	126%	100%

(a)	Calculation based on average shares outstanding.
(b)	24.4% of gross income was attributable to dividends paid by Westfield Corp.
(c)	Return assumes the reinvestment of all dividends and distributions at NAV.
(d)	Not annualized.
(e)	Annualized.

Financial Highlights for CSS Class I shares

For a share of common stock outstanding throughout each year ended December 31:

			Class I
	For the Six Months Ended June 30, 2017		For the Year Ended December 31,
Per Share Operating Performance:			2016	2015		2014	2013	2012
Net asset value, beginning of period	$49.08		$50.56	$50.66		$45.26	$44.49	$36.73

Income (loss) from investment operations:
Net investment income (loss)(a)	0.45		0.98	0.70		1.01 (b)	0.66	0.62
Net realized and unrealized gain (loss)	3.05		0.92	0.55		5.28	1.08	8.82

Total from investment operations	3.50		1.90	1.25		6.29	1.74	9.44

Less dividends and distributions to shareholders from:
Net investment income	(0.62)		(1.91)	(1.35)		(0.89)	(0.97)	(1.68)
Net realized gain	(0.35)		(1.47)	—		—	—	—

Total dividends and distributions to shareholders	(0.97)		(3.38)	(1.35)		(0.89)	(0.97)	(1.68)

Net increase (decrease) in net asset value	2.53		(1.48)	(0.10)		5.40	0.77	7.76

Net asset value, end of period	$51.61		$49.08	$50.56		$50.66	$45.26	$44.49

Total investment return(c)	7.15	(d)	3.75%	2.54%		13.93%	3.97%	25.95%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$362.5		$326.7	$295.0		$292.0	$219.6	$241.0

Ratio of expenses to average daily net assets (before expense reduction)	1.02	%(e)	1.11%	1.12	%(f)	1.14%	1.15%	1.20%

Ratio of expenses to average daily net assets (net of expense reduction)	0.95	%(e)	1.04%	1.06	%(f)	1.05%	1.12%	1.20%

Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.72	%(e)	1.83%	1.31	%(f)	2.00%	1.40%	1.51%

Ratio of net investment income (loss) to average daily net assets (net of expense reduction)	1.79	%(e)	1.90%	1.37	%(f)	2.09%	1.42%	1.51%

Portfolio turnover rate	44	%(d)	104%	82%		105%	119%	101%

(a)	Calculation based on average shares outstanding.
(b)	23.6% of gross income was attributable to dividends paid by Westfield Corp.
(c)	Return assumes the reinvestment of all dividends and distributions at NAV.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement, related to shareholder proxy expenses. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.11% and 1.05%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 1.32% and 1.38%, respectively.

Past Performance

As shown in the table below, the performance of each Fund, which is net of fees, has been comparable over all trailing periods below. Data quoted represents past performance which is no guarantee of future results. Returns stated are net of fees. During certain of the periods presented below the Investment Advisor waived fees and/or reimbursed expenses; absent this arrangement returns would have been lower. Returns include reinvestment of all distributions.

Total Returns as of June 30, 2017

	1 Year	3 Years	5 Years	10 Years
IGRS	4.58%	5.41%	8.63%	2.75%
CSS (Class I Shares)	4.48%	5.37%	8.56%	2.26%
FTSE EPRA/NAREIT Developed Real Estate Index (net)	0.21%	3.67%	7.50%	1.98%

CAPITALIZATION

The following table sets forth the unaudited capitalization of each Fund as of June 30, 2017, and on a pro forma basis for the combined Fund as of that date as if the proposed Reorganization had occurred on that date. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many CSS Class I shares will be received by stockholders of IGRS as a result of the Reorganization, and the information should not be relied upon to reflect the number of CSS Class I shares that actually will be received.

The following table sets out the effect of the proposed acquisition of assets at net asset value on a pro forma basis:

Pro Forma Combined Capitalization Table

As of June 30, 2017 (Unaudited)

	IGRS	CSS (Class I shares)	Pro Forma Adjustments	Pro Forma Combined Fund (CSS Class I shares)
Total Net Assets	$440,898,116	$362,529,229	$(212,901)[1]	$803,214,444
Shares of Common Stock Outstanding	16,958,627	7,024,314	(8,415,845)[2]	15,567,096
Net Asset Value	$26.00	$51.61		$51.60

1.	Non-recurring estimated Reorganization expenses of approximately $240,650, of which $116,834 is attributable to IGRS and $123,816 is attributable to CSS and $96,067 is specifically attributable to CSS Class I shares.
2.	Reflects adjustment to the number of CSS Class I Shares outstanding as a result of the Reorganization.

For more information about the Funds’ capital stock, see “Description of the Funds’ Capital Stock.”

PORTFOLIO TRANSACTIONS

Subject to the supervision of the Directors, decisions to buy and sell securities for a Fund and negotiation of its brokerage commission rates are made by the Investment Advisor and, as applicable, each Subadvisor. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price paid by the Funds usually includes an undisclosed dealer commission or markup. In certain instances, the Funds may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Advisor and each Subadvisor generally will take the following into consideration (if and as relevant to the transaction): the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Funds in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. The Investment Advisor and each Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused a Fund to pay a broker that provides research services to the Investment Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Advisor or a Subadvisor, as the case may be, determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided. Research and investment information is provided by brokers at no cost to the Investment Advisor or a Subadvisor and available for the benefit of other accounts advised by the Investment Advisor, a Subadvisor and their affiliates, and not all of the information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Investment Advisor’s or a Subadvisor’s expenses, it is not possible to estimate its value, and in the opinion of the Investment Advisor or a Subadvisor, it does not reduce the Investment Advisor’s or a Subadvisor’s expenses in a determinable amount.

DIVIDENDS AND DISTRIBUTIONS

Distributions

Each Fund intends to declare and pay dividends from its investment income semi-annually subject, in all cases, to authorization of the dividend by the Board of the applicable Fund. In addition, at least annually, each Fund intends to distribute any remaining investment company taxable income and all of its net realized capital gains, if any, to stockholders. The tax treatment and characterization of a Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments, and the ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. See “Taxation” below.

TAXATION

The following summarizes only, except as specifically noted, certain U.S. federal income tax consequences that may be relevant to holders of common shares of IGRS and CSS Class I shares who acquire, hold and/or dispose of such shares of a Fund, and reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Services (the “IRS”), and other applicable authority. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund and the discussion set forth herein does not constitute tax advice. There may be other tax considerations applicable to particular investors, such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers and foreign stockholders (defined below). In addition, income earned through an investment in the Fund may be subject to state, local and foreign taxes. Stockholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign or other tax laws.

Taxation of the Fund

Each Fund has elected or intends to elect to be treated as, and intends to qualify annually as, a regulated investment company (“RIC”) under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to a RIC, a Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain “qualified publicly traded partnerships” (as defined below); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other RICs and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities and the securities of other RICs) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more qualified publicly traded partnerships.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (b) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test described in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (ii) above.

As a RIC, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year. Each Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income, net tax-exempt income and net capital gains.

A Fund’s intention to qualify for treatment as a RIC may negatively affect the Fund’s return by limiting its ability to acquire or continue to hold positions that would otherwise be consistent with its investment strategy or by requiring it to engage in transactions it would otherwise not engage in, resulting in additional transaction costs.

In certain circumstances, it may be difficult for a Fund to meet the 90% gross income test and the diversification test described above. If a Fund were to fail to meet either of these tests, or the distribution test described above, the Fund could in some cases cure such failure, including in the case of a gross income test failure, by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to stockholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate stockholders and to be treated as qualified dividend income in the case of individuals, provided, in both cases, that the stockholder meets certain holding period and other requirements in respect of Fund shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment. Thus failure to qualify as a RIC would likely significantly reduce a Fund’s investment return to its stockholders.

If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its stockholders who would then (i) be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim such refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of a stockholder’s Fund shares will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the stockholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. The Funds are not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31), and its (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 (or November 30 or December 31 if a Fund is eligible to elect and so elects), and (3) any ordinary income and capital gain net income for previous years that was not distributed during those years. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would otherwise be taken into account after October 31 (or November 30, if a RIC makes the election referred to above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for purposes of the excise tax, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Any such carryforward losses will retain their character as short-term or long-term. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. Each Fund’s available capital loss carryforwards, if any, will be set forth in its annual stockholder report for each fiscal year.

Distributions

Dividends paid out of a Fund’s current and accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable to a U.S. stockholder as ordinary income.

Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the gains, rather than how long a stockholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned for more than one year, and short-term capital gain or loss on investments it has owned for one year or less. Tax rules can alter a Fund’s holding period in its investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to stockholders as long-term capital gains includible in net capital gains and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to stockholders as ordinary income. The Fund may report certain dividends as derived from “qualified dividend income” which, when received by an individual, will be taxed at the reduced rates applicable to net capital gain, provided holding period and other requirements are met at both the stockholder and Fund levels.

In order for some portion of the dividends received by a Fund stockholder to be qualified dividend income that is eligible for taxation at net capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the stockholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or stockholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Dividends paid by REITs will generally not qualify as qualified dividend income.

If the aggregate qualified dividends received by a Fund during a taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. In general, distributions of investment income reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a stockholder taxed as an individual, provided the stockholder meets the holding period and other requirements described above with respect to the Fund’s shares.

Dividends received by corporate stockholders may qualify for the 70% dividends-received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations (other than REITs) and to the extent, if any, that a portion of interest paid or accrued on certain high yield discount obligations owned by a Fund is treated as a dividend. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may otherwise be disallowed or reduced (1) if the corporate stockholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual stockholders and will not be eligible for the dividends-received deduction for corporate stockholders.

Dividends and distributions on Fund shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects unrealized gains or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s NAV also reflects unrealized losses.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by that Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits in any taxable year will be treated as a return of capital to the extent of a stockholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of such shares.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of a Fund. Stockholders will be notified annually as to the U.S. federal income tax status of distributions.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of shares of a Fund which a stockholder holds as a capital asset, including an exchange of shares in a Fund for shares of another Fund or another Cohen & Steers fund, such stockholder will generally realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder’s holding period for the shares. A stockholder who exchanges shares in a Fund for shares of another Fund or another Cohen & Steers fund will have a tax basis in the newly-acquired fund shares equal to the amount invested and will begin a new holding period for U.S. federal income tax purposes.

If a stockholder exchanges shares in a Fund held for not more than 90 days for shares in another Fund or another Cohen & Steers fund pursuant to a reinvestment right, the sales charge incurred in the purchase of the Fund shares exchanged may not be added to the tax basis in determining gain or loss for U.S. federal income tax purposes to the extent an otherwise applicable sales charge on the purchase of the newly-acquired shares is reduced pursuant to the reinvestment right. Instead, the sales charge for the exchanged fund shares shall be added to the cost basis of the newly-acquired shares for purposes of determining gain or loss on the disposition of such newly-acquired fund shares, if such newly-acquired fund shares are not disposed of in a similar exchange transaction within 90 days. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) with substantially similar shares within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the stockholder with respect to such shares.

Upon the redemption or exchange of Fund shares, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged.

Medicare Tax on Net Investment Income

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Stockholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

Nature of Funds’ Investments

Certain of the Funds’ investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) treat Fund investments as producing income that is not qualifying income for purposes of the 90% gross income requirement, (ii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (v) cause a Fund to recognize income or gain without a corresponding receipt of cash, (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, and (vii) adversely alter the characterization of certain complex financial transactions. The U.S. federal income tax treatment of certain Fund investments is unclear with respect to the timing and character of income recognized by a Fund. An adverse determination by the IRS could require a Fund to purchase or sell securities or to make additional distributions in order to comply with the tax rules applicable to RICs. Further, the application of the diversification, gross income and distribution requirements for treatment as a RIC under the Code can be unclear with respect to certain investments. As a result, there can be no assurance that each Fund will be able to maintain its status as a RIC.

Securities Purchased at a Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or, in certain cases, “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). The Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to stockholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its stockholders may receive a larger Capital Gain Dividend than if the Fund had not held such securities.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.

Securities Purchased at a Premium

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, a Fund is permitted to deduct any premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Higher-Risk and High-Yield Securities

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Funds when, as and if they invest in such securities, in order to seek to ensure that they distribute sufficient income to preserve their status as RICs and do not become subject to U.S. federal income or excise tax.

Options, Futures and Other Derivative and Hedging Transactions

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of the Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or to fail to qualify for the 70% dividends-received deduction, as the case may be.

The tax treatment of certain contracts (including regulated futures contracts and non-equity options) entered into by the Fund will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above, the Fund’s transactions in derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to stockholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The Fund’s investments in commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify.

Income and gains from certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of some other commodity-linked instruments in which the Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it is eligible to and does pay a tax at the Fund level.

Investment in Non-U.S. Securities

Investment income and proceeds received by a Fund from sources within foreign countries may be subject to foreign taxes. The United States has entered into tax treaties with many foreign countries, which entitle a Fund to a reduced rate of, or exemption from, taxes on such income. If more than 50% of the value of a Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its stockholders the amount of foreign taxes paid by the Fund. If the Fund is eligible to elect and so elects, (i) each stockholder will be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) each stockholder will be treated as having paid his or her pro rata share of such foreign taxes and will therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both), and (iii) for purposes of the foreign tax credit limitation rules of the Code, each stockholder will treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. Stockholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. In certain circumstances, a stockholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through. Stockholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-exempt accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Even if the Fund is eligible to make such an election for a given year, it may determine not to do so. If the Fund is not eligible to or does not make such election, stockholders will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in such case, such foreign taxes would nonetheless reduce the Fund’s taxable income. Each stockholder should consult his or her own tax adviser regarding the potential application of foreign tax credits.

The tax status of certain non-U.S. entities in which a Fund may invest is unclear; an adverse determination by the IRS could alter the timing and character of a Fund’s income from such investments, as well as the application of the income, diversification and distribution requirements for RIC qualification.

Passive Foreign Investment Companies

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund stockholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC ’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to stockholders and increase the distributions taxed to stockholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Book/Tax Differences

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and the Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to either qualify as a RIC that is accorded special tax treatment or to eliminate a Fund-level tax. In the alternative, if the Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Real Estate Investment Trusts

Investments by the Fund in equity securities of REITs qualifying as such under Subchapter M of the Code may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund stockholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Investments in Mortgage-Related Securities

The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in collateralized mortgage obligations (“CMOs”) with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events.

This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to stockholders of the regulated investment company in proportion to the dividends received by such stockholders, with the same consequences as if the stockholders held the related interest directly. As a result, a fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. stockholder, will not qualify for any reduction in U.S. federal withholding tax. A stockholder will be subject to U.S. federal income tax on such inclusions not withstanding any exemption from such income tax otherwise available under the Code.

Investments in Other RICs

The Fund’s investments in shares of a mutual fund, ETF or another company that qualifies as a RIC (each, an “underlying RIC”) can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the investment company. Further, the amount or timing of distributions from the Fund qualifying for treatment as a particular character (for example, long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment company.

If the Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

If the Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying RIC.

Investments in Master Limited Partnerships and Certain Non-U.S. Entities

A Fund’s ability to make direct and indirect investments in MLPs and certain non-U.S. entities is limited by the Fund’s intention to qualify as a RIC, and if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. federal income tax purposes, the Fund’s status as a RIC may be jeopardized. Among other limitations, a Fund is permitted to have no more than 25% of the value of its total assets invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in qualified publicly traded partnerships, including MLPs.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual stockholder who fails to properly furnish the Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28%. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability.

Investment by Tax-Exempt Investors

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt stockholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt stockholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt stockholder within the meaning of Code Section 514(b). A tax-exempt stockholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI.

Under IRS guidance issued in the fall of 2006, a CRT will not recognize UBTI as a result of investing in the Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt stockholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such stockholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other stockholder, and thus reduce such stockholder’s distributions for the year by the amount of the tax that relates to such stockholder’s interest in the Fund.

CRTs and other tax-exempt investors are urged to consult their tax advisors concerning the consequences of investing in the Fund.

Foreign Stockholders

Distributions by a Fund to stockholders that are not “U.S. persons” within the meaning of the Code (“foreign stockholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign stockholder, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to stockholders. The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign stockholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign stockholder of a trade or business within the United States, under special rules regarding the disposition of U.S. real property interests as described below. The exception to withholding for interest-related dividends does not apply to distributions to a foreign stockholder (A) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend is attributable to certain interest on an obligation if the foreign stockholder is the issuer or is a 10% stockholder of the issuer, (C) that is within certain foreign countries that have inadequate information exchange with the United States, or (D) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign stockholder and the foreign stockholder is a controlled foreign corporation.

If a Fund invests in a RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign stockholders. The Fund is permitted to report such part of its dividends as interest-related and/or short-term capital gain dividends as are eligible, but is not required to do so.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to stockholders. Foreign stockholders should contact their intermediaries regarding the application of these rules to their accounts.

Foreign stockholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign stockholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign stockholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the stockholder in the United States. More generally, foreign stockholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors. Distributions by a Fund to foreign stockholders other than Capital Gain Dividends, short-term capital gain dividends, and interest-related dividends (e.g. dividends attributable to foreign-source dividend and interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign stockholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (i) such gain is effectively connected with the conduct by the foreign stockholder of a trade or business within the

United States, (ii) in the case of a foreign stockholder that is an individual, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign stockholder’s sale of shares of the Fund (as described below).

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition of USRPIs described below. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in real estate investment trusts (“REITs”) may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than 10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether the Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign stockholder, in which case such foreign stockholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If the Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign stockholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands, and (ii) gains realized on the disposition of USRPIs by a Fund would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign stockholders and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign stockholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign stockholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign stockholder’s current and past ownership of a Fund.

Foreign stockholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign stockholders should consult their tax advisers and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund. In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign stockholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Foreign stockholders should consult their tax advisers in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign stockholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

As of February 1, 2015, the Fund no longer accepts investments from investors with non-U.S. addresses as well as dealer-controlled accounts designated as foreign accounts (“Restricted Accounts”). Existing Restricted Accounts can remain in the Fund, but will be prohibited from making further investments into their accounts. U.S. Armed Forces and Diplomatic post office addresses abroad will be treated as U.S. addresses and are able to invest in the Fund. For more information, please call (800) 437-9912.

Stockholder Reporting Obligations With Respect to Foreign Financial Accounts

Stockholders that are U.S. persons and own, directly or indirectly, more than 50% of the Fund could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR). Stockholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its stockholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a stockholder fails to provide the required information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that stockholder on ordinary dividends and, after December 31, 2019, 30% of the gross proceeds of share redemptions or exchanges and certain capital gain dividends. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign stockholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Other Taxation

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Stockholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

Fund stockholders may be subject to state, local and foreign taxes on their Fund distributions. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

NET ASSET VALUE

Each Fund calculates its NAV per share as of the close of regular trading on the NYSE, generally 4:00 p.m. eastern time, on each day the NYSE is open for trading. Each Fund determines NAV per share of the Fund (or a class) by dividing the net assets of the Fund (or that class’s share of the net assets of the Fund) (i.e., its assets less liabilities) by the total number of shares outstanding of the Fund (or that class).

Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Advisor, pursuant to procedures approved by the Board of Directors, to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the Investment Advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by each Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Each Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing NAV.

Because each Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or days when the Fund does not price its shares, the value of securities held in the Fund may change on days when you will not be able to purchase or redeem Fund shares.

DESCRIPTION OF THE FUNDS’ CAPITAL STOCK

The following table presents the number of shares of (i) capital stock, par value $0.001 per share, authorized by each Fund, and (ii) capital stock outstanding for each Fund as of June 30, 2017:

Fund	Amount Authorized	Amount Outstanding as of June 30, 2017
IGRS	100,000,000	16,958,627
CSS (Class I shares)	100,000,000	7,024,314

As of June 30, 2017, all of the Funds’ outstanding capital stock consisted entirely of common stock. Additional information about each Fund’s shares of common stock appears below in this section.

Common Shares

As both of the Funds are incorporated under Maryland law and have substantially similar organizational documents, there are no material differences among the rights of the Funds’ common stockholders. IGRS and CSS are authorized to issue up to 100,000,000 and 400,000,000 shares of capital stock (including, in the case of CSS, 100,000,000 shares of Class I shares of capital stock), respectively, pursuant to their charters, all of which will be classified as common stock prior to the consummation of the Reorganization.

The outstanding CSS Class I shares are, and the CSS Class I shares to be issued in the Reorganization will be, when issued, fully paid and non-assessable. All CSS Class I shares are equal as to dividends, distributions and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each CSS Class I share is entitled to its proportion of CSS’s assets after debts and expenses. There are no cumulative voting rights for the election of Directors.

The outstanding IGRS Common Shares are fully paid and non-assessable. All IGRS Common Shares are equal as to dividends, distribution and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each IGRS Common Share is entitled to its proportion of the assets of IGRS after debts and expenses. There are no cumulative voting rights for the election of Directors.

The Board of Directors of IGRS, including the Independent Directors, recommends that you vote “FOR” this Proposal 1.

OTHER BUSINESS

Under Maryland law, and pursuant to IGRS’s bylaws, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the Proposal, no other business may properly come before the Meeting. Under Maryland law, the chairman of the Meeting may adjourn or conclude the Meeting (whether or not a quorum is present). If, however, any procedural matter requiring a vote of stockholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

STOCKHOLDER COMMUNICATIONS WITH THE BOARDS

Stockholders may send written communications to their Fund’s Board to the attention of the Board of Directors, c/o Cohen & Steers Funds, 280 Park Avenue, New York, New York 10017. Stockholder communications must be signed by the stockholder and identify the number of shares held by the stockholder. Each properly submitted stockholder communication shall be provided to the Board at its next regularly scheduled meeting or, if such communication requires more immediate attention, it will be forwarded to the Directors promptly after receipt.

VOTING INFORMATION

This Proxy/Prospectus is furnished in connection with a solicitation of proxies by the Boards of the Funds to be used at the Meeting. This Proxy/Prospectus, along with the Notice of Special Meeting and proxy card, are first being mailed to stockholders of each Fund on or about January 22, 2018 or as soon as practicable thereafter. Only stockholders of record as of the close of business on December 29, 2017 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting, and at any adjournments or postponements thereof. If the enclosed proxy card is properly signed and dated and returned in time to be voted at the Meeting, the proxies named thereon will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly signed and dated proxy cards will be voted “FOR” approval of Proposal 1.

A stockholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the applicable Fund a subsequently dated proxy, (2) delivering to the applicable Fund a written notice of revocation (addressed to the Secretary at the principal executive office of the Fund at the address shown at the beginning of this Proxy/Prospectus) or (3) otherwise giving notice of revocation at the Meeting, at all times prior to the exercise of the authority granted in the proxy card. Merely attending the Meeting, however, will not revoke any previously executed proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Proposal.

Even if you plan to attend the Meeting, we ask that you return the enclosed proxy card or authorize your vote by telephone or through the Internet. This will help us ensure that an adequate number of shares are present for the Meeting to be held.

Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting. The inspector of election will determine whether or not a quorum has been established at the Meeting.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares with respect to approval of the Reorganization before the Meeting. The New York Stock Exchange (“NYSE”) has taken the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to approval of Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund, the service agent may be the record holder of your shares. At the Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a stockholder that does not specify how the stockholder’s shares should be voted on the proposal may be deemed an instruction to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, and if you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. Therefore, you are strongly encouraged to give your broker-dealer or service agent specific instructions as to how you want your shares to be voted.

Proxy Solicitation

Solicitation may be made by letter or telephone by officers, employees or agents of the Investment Advisor and its affiliates. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to the beneficial owner of shares of the applicable Fund to obtain authorization for the execution of proxies. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Proxy/Prospectus and proxy materials to the beneficial owners of each Fund’s shares. In addition, the Investment Advisor, on behalf of each Fund, has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that Boardridge will be paid approximately $[ ] for such solicitation services, which amount will be borne by the Funds. Broadridge and the Investment Advisor may solicit proxies personally and by telephone.

Quorum

The holders of IGRS shares entitled to cast one-third of all the votes entitled to be cast thereat, present in person or represented by proxy, shall constitute a quorum.

Votes Required

Approval of Proposal 1 will require the affirmative vote of the lesser of (i) 67% of the voting securities of IGRS present at a meeting, if the holders of more than 50% of the outstanding voting securities of IGRS are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of IGRS.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting with respect to a Fund, executed proxies marked as abstentions and broker “non-votes” (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes, if any, will have the effect of a vote against approval of Proposal  1. Accordingly, stockholders are urged to forward their voting instructions promptly.

Adjournments and Postponements

Under Maryland law the Chairman of the Meeting may adjourn or postpone the Meeting to a later date (whether or not a quorum is present) without notice other than announcement at the Meeting for such purposes as the Chairman shall deem appropriate, including further solicitation of proxies. In addition, in the absence of a quorum, a majority of the stockholders present (in person or by proxy) may adjourn the Meeting to a later date. Adjournments or postponements may occur in order to defer action on one or more Proposals. The Meeting may be adjourned up to 120 days after the original record date for the Meeting without further notice other than announcement at the Meeting. If the Meeting is adjourned to a date more than 120 days after the original record date, a new record date may be established and at least 10 days’ notice must be given of such adjourned Meeting, and any unrevoked proxies submitted by any stockholder of record as of the original record date, with respect to shares that such stockholder continues to hold of record on the new record date, may be voted at the adjourned Meeting and any subsequent adjourned Meeting, provided that any adjourned Meeting is not more than 120 days after the new record date. At any adjourned Meeting at which a quorum is present, any action may be taken that could have been taken at the Meeting originally called.

Record Date and Outstanding Shares

Only stockholders of record of IGRS at the close of business on December 29, 2017 are entitled to notice of and to vote at the Meeting and at any postponement or adjournment thereof. The chart below lists the number of shares of IGRS that were outstanding and entitled to vote as of the close of business on the Record Date:

Fund	Number of Common Shares Outstanding on the Record Date
IGRS	[	]

At the Record Date, the Directors and officers of IGRS, as a group, beneficially owned less than 1% of IGRS’s outstanding shares of common stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of IGRS’s outstanding shares at that date, except that [ ] held of record [ ] shares of IGRS, equal to approximately [ ]% of IGRS’s outstanding shares of common stock.

SERVICE PROVIDERS

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of each Fund. DST Systems, whose principal business address is P.O. Box 8123, Boston, Massachusetts 02266, serves as each Fund’s transfer and dividend disbursing agent and registrar.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been appointed as independent registered public accounting firm to audit each Fund’s financial statements and highlights for the current fiscal year.

Ropes & Gray LLP, 1211 Avenue of Americas, New York, New York 10036, serves as counsel to the Funds, and Venable LLP, 750 E. Pratt Street, Suite 900, Baltimore, Maryland 21202, serves as special Maryland counsel for the Funds.

The Board of IGRS, including the Independent Directors, recommends approval of Proposal 1. Any signed and dated proxies without instructions to the contrary will be voted in approval of the Proposals.

By order of the Boards of Directors,

Francis C. Poli
Secretary of the Funds

January 11, 2018

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of [    ], 2018 (the “Agreement”), between Cohen & Steers Institutional Global Realty Shares, Inc., a Maryland corporation (the “Fund”), and Cohen & Steers Global Realty Shares, Inc., a Maryland corporation (the “Acquiring Fund”).

For United States federal income tax purposes, (i) the transfer of all of the assets of the Fund in exchange for Class I shares of the Acquiring Fund (the “Acquiring Fund shares”), the Acquiring Fund’s assumption of all liabilities of the Fund, and the distribution of the Acquiring Fund shares to Fund stockholders in liquidation of the Fund, all upon the terms and conditions hereinafter set forth in this Agreement are intended to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) the Agreement is intended to constitute a “plan of reorganization” for purposes of the Code.

WHEREAS, the Fund is a registered, open-end management investment company, and the Acquiring Fund is a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Fund’s Board of Directors has determined that the Reorganization (as hereinafter defined) is in the best interests of the Fund and the Fund’s stockholders and that the interests of the Fund’s existing stockholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Fund’s Board of Directors has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund’s stockholders and that the interests of the Acquiring Fund’s existing stockholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. THE REORGANIZATION

1.1 The Fund shall sell, assign, convey, transfer and deliver to the Acquiring Fund at Closing (as defined in Section 3.3) all of its properties and assets, subject to liabilities. In consideration therefor, the Acquiring Fund shall, at Closing, assume all the liabilities of the Fund existing as of such time and deliver to the Fund (i) a number of full and fractional shares of Acquiring Fund Common Stock (as defined in Section 2.1(o)) having an aggregate net asset value equal to the value of the properties and assets of the Fund attributable to common shares of the Fund at Closing less the value of the liabilities attributable to such shares assumed by the Acquiring Fund at Closing (such transactions, the “Reorganization”).

1.2 Upon consummation of the transactions described in Section 1.1 of this Agreement, the Fund shall distribute Acquiring Fund shares in complete liquidation to its common stockholders of record as of the Effective Date; each stockholder being entitled to receive that proportion of such Acquired Fund Shares which the number of common shares of the Fund held by such stockholder bears to the total number of common shares of the Fund outstanding on such date.

Following the liquidation, the Fund shall be terminated pursuant to applicable law. Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Effective Date and, if applicable, such later date on which the Fund is terminated. The Fund agrees that after the Effective Date, the Fund shall not conduct any business except in connection with its liquidation and termination.

2. REPRESENTATIONS AND WARRANTIES

2.1 The Acquiring Fund represents and warrants to the Fund that the statements contained in this paragraph 2.1 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Acquiring Fund represents and warrants to, and agrees with, the Fund that:

(a) The Acquiring Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland (the “SDAT”), and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and (ii) such as may be required by state securities laws.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Acquiring Fund Charter”), or the Bylaws, as amended, of the Acquiring Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound.

(e) The Fund has been furnished with a statement of assets and liabilities and a schedule of investments of the Acquiring Fund, each as of December 31, 2016, contained within the Acquiring Fund’s audited financial statements, said financial statements having been audited by PricewaterhouseCoopers LLP (“PWC”), the independent registered public accounting firm of the Acquiring Fund. The Fund has also been furnished with a statement of assets and liabilities and a schedule of investments of the Acquiring Fund, each as of June 30, 2017, contained within the Acquiring Fund’s unaudited semi-annual financial statements. These financial statements are in accordance with generally accepted accounting principles applied on a consistent basis (“GAAP”) and present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the year ended December 31, 2016 and with the Acquiring Fund’s Semi-Annual Report to Stockholders for the period ended June 30, 2017.

(g) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Fund’s Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the Registration Statement (as defined in paragraph 2.1(m) below) or will not be otherwise disclosed to the Fund prior to the Effective Date.

(j) Since June 30, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet with GAAP other than those shown on the Acquiring Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2016, and those incurred in connection with the Reorganization. Prior to the Effective Date, the Acquiring Fund will advise the Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.1(j), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio or the discharge of the Acquiring Fund liabilities will not constitute a material adverse change.

(k) All federal, state and local tax returns and information reports of the Acquiring Fund required by law to have been filed shall have been timely filed (or the Acquiring Fund shall have timely obtained extensions to file such returns). Such returns are or will be, as the case may be, correct, true, and complete in all material respects. The Acquiring Fund has timely paid or will have timely paid all federal and other taxes shown as due or required to be shown as due on said returns and reports. To the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation, and at all times through the Effective Date, the Acquiring Fund has qualified and will continue to qualify for treatment as a “regulated investment company” under Sections 851 and 852 of the Code, and has computed its federal income tax under Section 852 of the Code.

(m) The registration statement to be filed with the Securities and Exchange Commission (the “SEC”) by the Acquiring Fund on Form N-14 relating to the Acquiring Fund Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “Registration Statement”), on the effective date of the

Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Acquiring Fund, (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and at such times the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.1(m) shall not apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Acquiring Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Acquiring Fund’s transfer agent. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Acquiring Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Acquiring Fund Common Stock.

(o) The Acquiring Fund is authorized to issue 400,000,000 shares of capital stock (including 100,000,000 shares of Class I capital stock), par value $0.001 per share, all of which are classified as common stock (the “Acquiring Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The offer and sale of the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

(q) At or prior to the Effective Date, the Acquiring Fund will have obtained any and all regulatory, board and stockholder approvals necessary to issue the shares of Acquiring Fund Common Stock to be issued pursuant to this Agreement.

(r) The books and records of the Acquiring Fund made available to the Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

2.2 The Fund represents and warrants to the Acquiring Fund that the statements contained in this paragraph 2.2 are correct and complete in all material respects as of the execution of this Agreement on the date hereof. The Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Fund is a corporation duly organized, validly existing under the laws of the State of Maryland and is in good standing with the SDAT, and has the power to own all of its assets and to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Fund is duly registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except (i) such as have been obtained or applied for under the 1933 Act, the 1934 Act and the 1940 Act and (ii) such as may be required by state securities laws.

(d) The Fund is not, and the execution, delivery and performance of this Agreement by the Fund will not result, in violation of the laws of the State of Maryland or of the Articles of Incorporation, as amended and supplemented (the “Fund Charter”), or the Bylaws, as amended, of the Fund, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Fund is a party or by which it is bound.

(e) The Acquiring Fund has been furnished with a statement of assets and liabilities and a schedule of investments of the Fund, each as of December 31, 2016, contained within the Fund’s audited financial statements, said financial statements having been audited by PWC, the registered public accounting firm of the Fund. The Acquiring Fund has also been furnished with a statement of assets and liabilities and a schedule of investments of the Fund, each as of June 30, 2017, contained within the Fund’s unaudited semi-annual financial statements. These financial statements are in accordance with GAAP and present fairly, in all material respects, the financial position of the Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein.

(f) The Acquiring Fund has been furnished with the Fund’s Annual Report to Stockholders for the year ended December 31, 2016, contained within the Fund’s audited financial statements and with the Fund’s Semi-Annual Report to Stockholders for the period ended June 30, 2017.

(g) The Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Fund’s Board, and, subject to stockholder approval, this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending (in which service of process has been received) or to its knowledge threatened against the Fund or any properties or assets held by it. The Fund knows of no facts that might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) There are no material contracts outstanding to which the Fund is a party that have not been disclosed in the Registration Statement or will not be otherwise disclosed to the Acquiring Fund prior to the Effective Date.

(j) Since June 30, 2017, there has not been any material adverse change in the Fund’s financial condition, assets, liabilities or business and the Fund has no known liabilities of a material amount, contingent or otherwise, required to be disclosed in a balance sheet in accordance with GAAP other than those shown on the Fund’s statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since December 31, 2016, and those incurred in connection with the Reorganization. Prior to the Effective Date, the Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued. For purposes of this paragraph 2.2(j), a decline in net asset value per share of the Fund due to declines in market values of securities in the Fund’s portfolio or the discharge of the Fund’s liabilities will not constitute a material adverse change.

(k) All federal and other tax returns and information reports of the Fund required by law to have been filed shall have been timely filed (or the Fund shall have timely obtained extensions to file such returns). Such returns are or will be, as the case may be, correct, true, and complete in all material respects. The Fund has timely paid or will have timely paid all federal and other taxes shown as due or required to be shown as due on said returns and reports. To the best of the Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns. All tax liabilities of the Fund have been adequately provided for on its books, and no tax deficiency or liability of the Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

(l) For each taxable year of its operation (including the taxable year ending on the Effective Date), the Fund has qualified and will at all times through the Effective Date qualify for treatment as a “regulated investment company” under Sections 851 and 852 of the Code and has been eligible and will continue to be eligible to and has computed and will continue to compute its federal income tax under Section 852 of the Code.

(m) The Registration Statement, on the effective date of the Registration Statement, at the time of the stockholders’ meetings referred to in Article 4 of this Agreement and at the Effective Date, insofar as it relates to the Fund, (i) shall have complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and at such times the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 2.2(m) shall only apply to statements in, or omissions from, the Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Registration Statement.

(n) All issued and outstanding shares of Fund Common Stock (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Effective Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.7. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of Fund Common Stock, nor is there outstanding any security convertible into, or exchangeable for, any shares of Fund Common Stock.

(o) The Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.001 per share, all of which shares are classified as common stock (the “Fund Common Stock”), each outstanding share of which is fully paid, non-assessable and has full voting rights.

(p) The books and records of the Fund made available to the Acquiring Fund are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Fund.

(q) At the Effective Date, the Fund will have full right, power and authority to sell, assign, convey, transfer and deliver the Acquired Assets to be transferred to the Acquiring Fund pursuant to this Agreement. At the Effective Date, subject only to the delivery of all of the Acquired Assets, the Acquiring Fund will acquire the Acquired Assets subject to no encumbrances, liens or security interests and without any restrictions upon the transfer thereof, except for such encumbrances, liens, security interests or restrictions on transfers previously disclosed to the Acquiring Fund.

3. REORGANIZATION; EFFECTIVE DATE; VALUATION TIME

3.1 Subject to the requisite approval of the stockholders of the Fund, and the other terms and conditions contained herein (including the Fund’s obligation to distribute to its stockholders certain amounts as described in Section 6.4 hereof), the Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Fund, on the Effective Date, all of the assets of the Fund (including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Fund and any deferred or prepaid expenses shown on the books of the Fund as of Closing (collectively, the “Acquired Assets”)) in exchange for that number of shares of Acquiring Fund Common Stock provided for in Section 3.2 and the assumption by the Acquiring Fund of all of the liabilities and obligations of the Fund of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of Closing, except for the Fund’s liabilities, if any, arising in connection with this Agreement (the “Fund’s Obligations”). The Fund will, as soon as practicable after the Closing, distribute all of the Acquiring Fund shares received by it to the stockholders of record of the Fund in exchange for their Fund Common Stock. The Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received for the account of the Fund on or after Closing with respect to the assets of the Fund. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at Closing and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at Closing shall be included in the determination of the value of the assets of the Fund acquired by the Acquiring Fund.

3.2 Subject to the terms and conditions contained herein, at Closing, the Acquiring Fund will deliver to the Fund a number of full (and fractional) Acquiring Fund shares having an aggregate net asset value equal to the value of the assets of the Fund attributable to common shares of the Fund on the Effective Date less the value of the Fund’s Obligations on such date, determined as hereinafter provided in this Section 3.2. The net asset value of the Acquiring Fund shares to be delivered to the Fund, the value of the Acquired Assets, and the value of the Fund’s Obligations to be assumed by the Acquiring Fund in each case shall be determined as of the Valuation Time. At Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated herein.

3.3 Delivery of the assets of the Fund to be transferred, assumption of the Fund’s Obligations to be assumed, and delivery of the Acquiring Fund shares to be issued shall be made at the offices of Cohen & Steers Global Realty Shares, Inc., as of 9:00 a.m. on the closing date, or at such other place, time and date agreed to by the Acquiring Fund and the Fund (the date on which such transaction is consummated the “Effective Date” and the time on the Effective Date at which such transaction is consummated “Closing”).

3.4 The net asset value per share of the Fund Common Stock and the Acquiring Fund Common Stock shall be determined as of the Valuation Time, and no formula will be used to adjust the net asset value per share so determined of either of the parties’ common stock to take into account differences in realized and unrealized gains and losses. The value of the assets of the Fund to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the principles and procedures consistently utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Reorganization, which principles and procedures are substantially similar to those employed by the Fund when valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Fund and shall be confirmed in writing by the Acquiring Fund to the Fund. The net asset value per share of Acquiring Fund Common Stock shall be determined in accordance with such procedures, and the Acquiring Fund shall certify the computations involved. The “Valuation Time” shall be 4:00 p.m. Eastern time on the business day preceding the Effective Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto. In the event that at the Valuation Time (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the net asset value of the Acquiring Fund or the Fund is impracticable, the Effective Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as may be agreed upon by the Acquiring Fund and the Fund; provided that if trading shall not be fully resumed and reporting restored within three business days after the Effective Date, this Agreement may be terminated by the Acquiring Fund or the Fund upon the giving of written notice to the other party.

3.5 In lieu of delivering certificates for Acquiring Fund Common Stock, the Acquiring Fund shall credit the Acquiring Fund Common Stock to the Fund’s account on the books of the Acquiring Fund. The Fund’s transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the holders of the Fund Common Stock and the number and percentage ownership of outstanding shares owned by each such stockholder immediately prior to the Closing. The Acquiring Fund’s transfer agent shall issue and deliver to the Fund’s Secretary a confirmation evidencing the Acquiring Fund Stock to be credited on the Effective Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Stock has been credited to the Fund’s account on the books of the Acquiring Fund.

3.6 With respect to any holder of Fund Common Stock holding certificates representing shares of Fund Common Stock as of the Effective Date, and subject to the Acquiring Fund being informed thereof in writing by the Fund, the Acquiring Fund will not permit such stockholder to receive shares of Acquiring Fund Common Stock pursuant to Section 3.5 herein (or to vote as a stockholder of the Acquiring Fund) until such stockholder has surrendered his or her outstanding certificates evidencing ownership of Fund Common Stock or, in the event of lost certificates, posted adequate bond. The Fund will request its stockholders to surrender their outstanding certificates representing shares of Fund Common Stock or post adequate bond therefor. Dividends or other distributions payable to holders of record of shares of Acquiring Fund Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any holder of Fund Common Stock shall be paid to such stockholder, without interest; however, such dividends or other distributions shall not be paid unless and until such stockholder surrenders his or her certificates representing shares of Fund Common Stock for exchange.

4. COVENANTS

4.1 The Fund and the Acquiring Fund each covenant to operate its business in the ordinary course between the date hereof and the Effective Date, it being understood that such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) in the case of the Fund, preparing for its deregistration, except that the distribution of dividends pursuant to paragraph 6.4 of this Agreement shall not be deemed to constitute a breach of the provisions of this paragraph 4.1.

4.2 (a) The Fund shall hold a meeting of its stockholders for the purpose of considering and voting upon the Reorganization as described herein, which meeting has been called by for March [    ], 2018, and any adjournments or postponements thereof (the “Meeting”).

(b) The Fund agrees to mail to each of its stockholders of record entitled to vote at the Meeting, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

4.3 The Acquiring Fund and the Fund agree that, as soon as practicable after satisfaction of all conditions to the Reorganization, they will jointly make all filings or recordings required by Maryland law in connection with the Reorganization, if any.

4.4 (a) The Fund undertakes that, if the Reorganization is consummated, it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Fund has ceased to be a registered investment company.

(b) The Acquiring Fund has filed the Registration Statement with the SEC and will use its best efforts to ensure that the Registration Statement has gone effective. The Fund agrees to cooperate fully with the Acquiring Fund, and will furnish to the Acquiring Fund the information relating to itself to be set forth in the Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

4.5 Each of the Acquiring Fund and the Fund agrees that by the Effective Date it shall have filed all of its federal and other tax returns and reports required to be filed on or before such date and that it shall have paid all taxes shown as due on said returns, or that adequate liability reserves shall have been provided for the payment of such taxes. In connection with this covenant, the parties agree to cooperate with each other in filing any tax return (including any amended return) or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Fund for its final taxable year and for all prior taxable periods. Any information obtained under this paragraph 4.6 shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, the Acquiring Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns, including any Forms 1099, required to be filed and provided to required persons by the Fund with respect to its final taxable year ending with the Effective Date and for any prior periods or taxable years for which the due date for such return has not passed as of the Effective Date and further shall cause such tax returns and Forms 1099 to be duly and timely filed with the appropriate taxing authorities and provided to required persons. Notwithstanding the aforementioned provisions of this paragraph 4.6, any expenses incurred by the Acquiring Fund (other than for payment of taxes) in excess of any accrual for such expenses by the Fund in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by the Acquiring Fund.

4.6 Prior to the Effective Date, the Fund shall have made arrangements with its transfer agent to deliver to the Acquiring Fund a list of the names and addresses of all of the holders of record of Fund Common Stock on the Effective Date and the respective number of shares of Fund Common Stock owned by each such stockholder, certified by the Fund’s transfer agent or President to the best of their knowledge and belief.

4.7 The Fund agrees that the termination of its registration as an investment company under the 1940 Act will be effected in accordance with applicable law as soon as practicable following the Effective Date.

5. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE FUND

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at the Fund’s election, to the following conditions:

5.1 (a) The Acquiring Fund shall have furnished to the Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since December 31, 2016, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Acquiring Fund shall have furnished to the Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

5.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

5.3 The Acquiring Fund shall have received from any relevant state securities administrator such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

5.4 All proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Fund.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the following conditions:

6.1 (a) The Fund shall have furnished to the Acquiring Fund a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President or any Vice President and its Treasurer, and a certificate executed by both such officers, dated the Effective Date, certifying that there has been no material adverse change in its financial position since June 30, 2017, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(b) The Fund shall have furnished to the Acquiring Fund a certificate signed by its President, Treasurer or any Vice President, dated the Effective Date, certifying that as of the Effective Date, all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and each has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

6.2 There shall be no material litigation pending with respect to the matters contemplated by this Agreement.

6.3 All proceedings taken by the Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

6.4 Prior to the Effective Date, the Fund shall have declared a dividend or dividends which, together with all previous distributions qualifying for the dividends-paid deduction, shall have the effect of distributing to its stockholders, in distributions qualifying for the dividends-paid deduction, (i) all of the Fund’s investment company taxable (computed without regard to any deduction for dividends paid as defined in Section 852 of the Code), (ii) all of the excess of the Fund’s interest income excludable from gross income under Section 103 of the Code over the Fund’s deductions disallowed under Sections 265 and 171 of the Code, and (iii) all of the Fund’s net capital gain, in each case for its taxable year beginning on January 1, 2018 and ending on the Effective Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

6.5 The Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Fund held or maintained by such custodian as of the Valuation Time.

6.6 The Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Fund in the possession of such transfer agent as of the Effective Date, (ii) a certificate setting forth the number of shares of Fund Common Stock outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such stockholder.

7. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACQUIRING FUND AND FUND

If any of the conditions set forth below have not been satisfied on or before the Effective Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

7.1 The Reorganization shall have been approved by the affirmative vote of the holders of a majority of the issued and outstanding voting securities (as defined in the 1940 Act) entitled to vote thereon and; the Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Fund’s Board and the Acquiring Fund’s stockholders, certified by its Secretary or any Assistant Secretary.

7.2 (a) Any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the transactions contemplated hereby shall have expired or been terminated.

(b) The SEC shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act; no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of the Fund or would prohibit the Reorganization.

(c) On the Effective Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that restrains or enjoins the Fund or the Acquiring Fund from completing the transactions contemplated by this Agreement.

7.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

7.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

7.5 The Fund and the Acquiring Fund shall have received an opinion of Ropes & Gray LLP, dated the Effective Date, substantially to the effect that, based upon certain facts, factual representations and assumptions made by the Fund, the Acquiring Fund and their respective authorized officers, and on the basis of the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules and court decisions, generally for U.S. federal income tax purposes:

(a) the acquisition by the Acquiring Fund of all of the assets of the Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Fund, followed by the distribution by the Fund to its stockholders of Acquiring Fund shares in complete liquidation of the Fund, all pursuant to this Agreement will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Sections 361 and 357 of the Code, the Fund will not recognize gain or loss upon the transfer of all its assets to the Acquiring Fund pursuant to this Agreement in exchange solely for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the Fund’s liabilities, or upon the distribution of the Acquiring Fund shares by the Fund to its stockholders in liquidation of the Fund, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

(c) under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Fund;

(d) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Fund transferred to the Acquiring Fund pursuant to this Agreement will be the same as the Fund’s tax basis in such assets immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (b) above;

(e) under Section 1223(2) of the Code, the Acquiring Fund’s holding periods for the assets it receives from the Fund pursuant to this Agreement, other than certain assets with respect to which gain or loss is required to be recognized as described in (b) above, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by the Fund;

(f) under Section 354 of the Code, the stockholders of the Fund will not recognize gain or loss upon the exchange of all of their shares of the Fund for Acquiring Fund shares;

(g) under Section 358 of the Code, immediately after the Reorganization, the aggregate tax basis in the Acquiring Fund shares received by a Fund stockholder pursuant to this Agreement will be to the same as the aggregate tax basis in the Fund shares exchanged therefor;

(h) under Section 1223(1) of the Code, a Fund stockholder’s holding period for the Acquiring Fund shares received pursuant to this Agreement will include the stockholder’s holding period for the Fund shares exchanged therefor, provided that such Fund shares were held as capital assets on the date of the exchange; and

(i) the Acquiring Fund will succeed to and take into account the items of the Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the Treasury regulations thereunder.

The delivery of such opinion is conditioned upon the receipt by Ropes & Gray LLP of representations it shall request of the Acquiring Fund and the Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Fund may waive the condition set forth in this paragraph 7.5.

7.6 The assets and liabilities of the Fund to be transferred to the Acquiring Fund shall not include any assets or liabilities which the Acquiring Fund, by reason of limitations in its Registration Statement or the Acquiring Fund Charter, may not properly acquire or assume. The Acquiring Fund does not anticipate that there will be any such assets or liabilities but the Acquiring Fund will notify the Fund if any do exist and will reimburse the Fund for any reasonable transaction costs incurred by the Fund for the liquidation of such assets and liabilities.

8. INDEMNIFICATION

8.1 The Acquiring Fund, out of its assets and property, agrees to indemnify and hold harmless the Fund and the members of the Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Fund or the members of the Acquiring Fund’s Board or its officers prior to the Effective Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

8.2 The Fund, out of its assets and property, agrees to indemnify and hold harmless the Acquiring Fund and the members of the Acquiring Fund’s Board and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Fund or the members of the Fund’s Board or its officers prior to the Effective Date, provided that such indemnification by the Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9. BROKER FEES AND EXPENSES

9.1 The Acquiring Fund and the Fund represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 All expenses incurred in connection with the Reorganization will be borne by the Acquiring Fund and the Fund in proportion to their respective net assets. Such expenses shall include, but not be limited to, all costs related to the preparation and distribution of the Registration Statement, proxy solicitation expenses, SEC registration fees, and will be outside of any fee waivers or expense reimbursements with Cohen & Steers Capital Management, Inc.

10. COOPERATION FOLLOWING EFFECTIVE DATE

In case at any time after the Effective Date any further action is necessary to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party may reasonably request, all at the sole cost and expense of the requesting party (unless the requesting party is entitled to indemnification as described below). The Fund acknowledges and agrees that from and after the Effective Date, the Acquiring Fund shall be entitled to possession of all documents, books, records, agreements and financial data of any sort pertaining to the Fund.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Fund and the Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The covenants to be performed after the Closing by both the Acquiring Fund and the Fund, and the obligations of the Acquiring Fund in Article 8, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION AND WAIVERS

12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Effective Date by resolution of either the Acquiring Fund’s Board or the Fund’s Board, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Fund, respectively. Any such termination resolution to be effective shall be promptly communicated to the other party and, in any event, prior to the Effective Date. In the event of termination of this Agreement pursuant to the provisions hereof, the Agreement shall become void and have no further effect, and there shall not be any liability hereunder on the part of either of the parties or their respective board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.2 At any time prior to the Effective Date, any of the terms or conditions of this Agreement may be waived by either the Acquiring Fund’s Board or the Fund’s Board (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended in this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

13. MATERIAL PROVISIONS

All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

14. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Fund and the Acquiring Fund; provided, however, that following the Meeting, no such amendment may have the effect of changing the provisions for determining the number of shares of Acquiring Fund Common Stock to be issued to the holders of Fund Common Stock under this Agreement to the detriment of such stockholders without their further approval.

15. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to the Acquiring Fund or the Fund, at its address set forth in the preamble to this Agreement, in each case to the attention of its President.

16. ENFORCEABILITY; HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

16.2 The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.3 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.4 This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the State of New York.

16.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, the Fund and the Acquiring Fund have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

By:
Name: Adam Derechin Title: President
ATTEST:
Name: Francis C. Poli Title: Secretary

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:
Name: Adam Derechin Title: President
ATTEST:
Name: Francis C. Poli Title: Secretary

APPENDIX B

PROXY VOTING POLICY

COHEN & STEERS

PROXY VOTING POLICIES AND PROCEDURES FOR THE ADVISOR, CNS ASIA AND CNS UK

A. Responsibility. The Advisor and the Subadvisors shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders. Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

B. Rationalizing Management and Shareholder Concerns. The Advisor and the Subadvisors seek to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

C. Shareholder Communication. Since companies are owned by their shareholders, the Advisor and the Subadvisors seek to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholder s will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

In exercising voting rights, the Advisor and the Subadvisors follow the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, the Advisor and the Subadvisors shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary principles, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•

In exercising voting rights on behalf of clients, the Advisor and the Subadvisors shall conduct itself in the same manner as if the Advisor and the Subadvisors were the beneficial owners of the securities.

•	To the extent reasonably possible, the Advisor and the Subadvisors shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	The Advisor and the Subadvisors, and their respective officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

Set forth below are general guidelines followed by the Advisor and the Subadvisors in exercising proxy voting rights:

Prudence. In making a proxy voting decision, the Advisor and the Subadvisors shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

Third Party Views. While the Advisor and the Subadvisors may consider the views of third parties, the Advisor and the Subadvisors shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, the Advisor and the Subadvisors shall consider both short-term and long-term views about a company’s business and prospects, especially in light of its projected holding period on the stock (e.g., the Advisor may discount long-term views on a short-term holding).

VOTING FOR DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, the Advisor and the Subadvisors consider the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•

Whether the board, without shareholder approval, to our knowledge instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes;[1]

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) in our view has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, risk oversight[2], or fiduciary responsibilities at the company; and

•

Actions related to a nominee’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

[2]

Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock by the employees or directors of a company; or significant pledging of company stock in the aggregate by the officers and directors of a company.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

MAJORITY VOTE FOR DIRECTORS

The Advisor and the Subadvisors generally vote for proposals asking for the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

SEPARATION OF CHAIRMAN AND CEO

The Advisor and the Subadvisors generally vote for proposals to separate the CEO and chairman positions. The Advisor and the Subadvisors do recognize, however, that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

INDEPENDENT CHAIRMAN

The Advisor and the Subadvisors review on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director, taking into account the company’s current board leadership and governance structure; company performance, and any other factors that may be relevant.

LEAD INDEPENDENT DIRECTORS

In cases where the CEO and chairman roles are combined or the chairman is not independent, the Advisor and the Subadvisors vote for the appointment of a lead independent director.

BOARD INDEPENDENCE

The Advisor and the Subadvisors believe that boards should have a majority of independent directors. Therefore, the Advisor and the Subadvisors vote for proposals that require the board to be comprised of a majority of independent directors.

Generally, the Advisor and the Subadvisors consider a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, the Advisor and the Subadvisors generally consider a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict, and has not been employed by the company in an executive capacity.

BOARD SIZE

The Advisor and the Subadvisors generally vote for proposals to limit the size of the board to 15 members or less.

CLASSIFIED BOARDS

The Advisor and the Subadvisors generally vote in favor of shareholder proposals to declassify a board of directors. In voting on proposals to declassify a board of directors, the Advisor and the Subadvisors evaluate all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate or strategic decisions and (ii) the proposal is in the best interests of shareholders.

INDEPENDENT COMMITTEES

The Advisor and the Subadvisors vote for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

NON-DISCLOSURE OF BOARD COMPENSATION

The Advisor and the Subadvisors generally vote against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, the Advisor and the Subadvisors recognize that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, the Advisor and the Subadvisors may vote for the nominees even if compensation is not disclosed.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

The Advisor and the Subadvisors vote in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the law of the jurisdiction of formation. The Advisor and the Subadvisors also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. The Advisor and the Subadvisors vote against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

COMPENSATION PROPOSALS

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

The Advisor and the Subadvisors generally vote against in cases where there are an unacceptable under of problematic pay practices including:

•	Poor linkage between the executives’ pay and the company’s performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group;

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure on Executive and Director Pay. The Advisor and Subadvisors generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. The Advisor and Subadvisors generally vote for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, the Advisor and the Subadvisors vote against golden parachutes because they impede potential takeovers that shareholders should be free to consider. The Advisor and the Subadvisors oppose the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, the Advisor and the Subadvisors vote on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result to a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a Change in Control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:
•	Automatic single-triggered award vesting upon CIC;
•	Discretionary vesting authority;
•	Liberal share recycling on various award types; and
•	Minimum vesting period for grants made under the plan.

•	Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements for most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy; and
•	Whether the company has established post exercise/vesting share-holding requirements.

The Advisor and the Subadvisors generally vote against compensation plan proposals if the combination of factors indicates that the plan is not, overall, in the shareholders’ interest, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Transferable Stock Options. The Advisor and the Subadvisors evaluate on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. The Advisor and the Subadvisors vote to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. The Advisor and the Subadvisors vote for the approval of employee stock purchase plans, although the Advisor and the Subadvisors generally believe the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. The Advisor and the Subadvisors vote for proposals to implement a 401(k) savings plan for employees.

Stock Ownership Requirements. The Advisor and the Subadvisors support proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods. The Advisor and the Subadvisors generally vote against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation. The Advisor and the Subadvisors generally vote for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

CAPITAL STRUCTURE CHANGES AND ANTI-TAKEOVER PROPOSALS

Increase to Authorized Shares. The Advisor and the Subadvisors generally vote for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. The Advisor and the Subadvisors generally vote against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. The Advisor and the Subadvisors may vote in favor of these proposals if the Advisor and the Subadvisors receive reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-emptive Rights. The Advisor and the Subadvisors generally vote against the issuance of equity shares with pre-emptive rights. However, the Advisor and the Subadvisors may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking in to account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g. UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While the Advisor and the Subadvisors prefer that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, the Advisor and the Subadvisors will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we vote against adoption of a dual or multiple class capitalization structure. The Advisor and the Subadvisors support the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. The Advisor and the Subadvisors review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, the Advisor and the Subadvisors consider the following issues:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. The Advisor and the Subadvisors generally vote in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

The Advisor and the Subadvisors will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements. The Advisor and the Subadvisors vote these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. The Advisor and the Subadvisors review on a case-by-case basis proposals to ratify shareholder rights plans. The Advisor and the Subadvisors look for shareholder friendly features including a two-to-three year sunset provision, a permitted bid provision and a 20% or higher flip-in provision.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals,

the Advisor and the Subadvisors review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes. The Advisor and the Subadvisors review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these shareholder proposals, the Advisor and the Subadvisors take into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control of the board of directors.

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions. Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

The Advisor and the Subadvisors vote against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. The Advisor and the Subadvisors generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. The Advisor and the Subadvisors evaluate spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. The Advisor and the Subadvisors evaluate asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations. The Advisor and the Subadvisors evaluate liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

RATIFICATION OF AUDITORS

The Advisor and the Subadvisors generally vote for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set in local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

AUDITOR ROTATION

The Advisor and the Subadvisors evaluate auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; and any significant audit related issues.

AUDITOR INDEMNIFICATION

The Advisor and the Subadvisors generally vote against auditor indemnification and limitation of liability. However, the Advisor and the Subadvisors recognize there may be situations where indemnification and limitations on liability may be appropriate.

SHAREHOLDER ACCESS AND VOTING PROPOSALS

Proxy Access. The Advisor and the Subadvisors review proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. The Advisor and the Subadvisors generally support proposals that provide shareholder s with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Reimbursement of Proxy Solicitation Expenses. In the absence of compelling reasons, the Advisor and the Subadvisors will generally not support such proposals.

Shareholder Ability to Call Special Meetings. The Advisor and the Subadvisors vote on a case-by-case basis on shareholder proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent. The Advisor and the Subadvisors generally vote against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. The Advisor and the Subadvisors generally vote for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While the Advisor and the Subadvisors recognize the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to the management of the company.

Cumulative Voting. Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a corporation. However, the Advisor and the Subadvisors acknowledge that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders. Therefore, when voting on proposals to institute cumulative voting, the Advisor and the Subadvisors evaluate all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for board elections and de-classified boards.

Supermajority Vote Requirements. The Advisor and the Subadvisors generally support proposals that seek to lower supermajority voting requirements.

Confidential Voting. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that the dissident groups honor its confidential voting policy in the case of proxy contests.

The Advisor and the Subadvisors also vote for management proposals to adopt confidential voting.

Date/Location of Meeting. The Advisor and the Subadvisors vote against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes are Insufficient. The Advisor and the Subadvisors generally vote against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents. The Advisor and the Subadvisors vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

ENVIRONMENTAL AND SOCIAL ISSUES

The Advisor and the Subadvisors recognize that the companies in which they invest may enhance shareholder value and long-term profitability by adopting policies and procedures that promote corporate social and environmental responsibility. Because of the diverse nature of environmental and social shareholder proposals and the myriad ways companies deal with them, these proposals should be considered on a case-by-case basis.

When evaluating these proposals, we consider the following factors:

•

The financial implications of the proposal, including whether adoption of the proposal is likely to have significant economic benefit for the company, such that shareholder value is enhanced or protected by the adoption of the proposal;

•	Whether the issues presented have already been effectively dealt with through governmental regulation; and

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publically available source.

MISCELLANEOUS PROPOSALS

Bundled Proposals. The Advisor and the Subadvisors review on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, the Advisor and the Subadvisors examine the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, the Advisor and the Subadvisors vote against the proposals. If the combined effect is positive, the Advisor and the Subadvisors support such proposals. In the case of bundled director proposals, the Advisor and the Subadvisors will vote for the entire slate only if the Advisor and the Subadvisors would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally vote against proposals to approve other business where the Advisor and the Subadvisors cannot determine the exact nature of the proposal(s) to be voted on.

APPENDIX C

COMPARISON OF THE FUNDS’ INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT

POLICIES AND RESTRICTIONS

A summary comparison of the investment objectives and principal investment policies and restrictions of the Funds is set forth in the table below. After the Reorganization, the investment strategies, policies and restrictions of the combined Fund will be those of CSS.

	CSS	IGRS
Investment Objectives[1]	Total return through investment in global real estate equity securities. In pursuing its investment objective, the Fund seeks both capital appreciation and current income.	Total return through investment in global real estate equity securities. In pursuing its investment objective, the Fund seeks both capital appreciation and current income.

Principal Investment Strategies	Under normal market conditions, the Fund invests at least 80%, and usually substantially all, of its total assets in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. The Fund retains the ability to invest in real estate companies of any market capitalization.	Under normal market conditions, the Fund invests at least 80%, and usually substantially all, of its total assets in common stocks and other equity securities issued by U.S. and non-U.S. real estate companies. Real estate equity securities include common stocks, preferred stocks and other equity securities issued by real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities. A real estate company is one that (i) derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate and land; or (ii) has at least 50% of its assets invested in such real estate. The Fund retains the ability to invest in real estate companies of any market capitalization.

[1]	May not be changed without the approval of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

	CSS	IGRS
Issuer Concentration	Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%) in a portfolio of equity securities issued by real estate companies (including REITs and REIT-like entities) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).	Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%) in a portfolio of equity securities issued by real estate companies (including REITs and REIT-like entities) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

Foreign Securities

Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%) in a portfolio of equity securities issued by real estate companies (including REITs and REIT-like entities) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Advisor, in which case the Fund would invest at least 30%) in a portfolio of equity securities issued by real estate companies (including REITs and REIT-like entities) organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund is not limited in the extent to which it may invest in real estate equity securities of companies domiciled in emerging market countries.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

	CSS	IGRS
Derivatives/Currency Hedging Transactions	The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.	The Fund may engage in foreign currency transactions, including foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.

Restricted and Illiquid Securities	The Fund will not invest more than 15% of its net assets in illiquid securities.	The Fund will not invest more than 15% of its net assets in illiquid securities.

Defensive Investing	When the Advisor or a Subadvisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents.	When the Advisor or a Subadvisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in short-term debt instruments, government securities, cash or cash equivalents.

Short-Term Investments	As a defensive position, the Fund may invest all or any portion of its assets in short-term debt instruments.	As a defensive position, the Fund may invest all or any portion of its assets in short-term debt instruments.

	CSS	IGRS
Fundamental Investment Restrictions*
Borrowing	The Fund may not borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund’s total assets.

The Fund may not borrow money, or pledge its assets, except that the Fund may borrow money from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities.

Borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund’s total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made. Outstanding borrowings in excess of 5% of the value of the Fund’s total assets will be repaid before any subsequent investments are made.

Concentration of Investments	The Fund will concentrate more than 25% of its net assets in securities of issuers in real estate or related industries. The Fund’s investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of its investment objective and its policy on industry concentration. This concentration policy will not limit the Fund’s purchase of obligations issued by the U.S. government and its agencies or instrumentalities, or cash equivalents (which will not be used to concentrate investments in a single industry other than real estate).	The Fund may not, with the exception of the real estate industry, invest more than 25% of its total assets in any one industry or group of industries.

	CSS	IGRS
Issuance of Senior Securities	The Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.	The Fund may not issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction.

Underwriting	The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.	The Fund may not act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

Real Estate	The Fund may not purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.	The Fund may not purchase or sell real estate or mortgages on real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages acquired on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Commodities and Commodity Futures Contracts	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.	The Fund may not purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments.

	CSS	IGRS
Lending	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.	The Fund may not make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies.

Non-Fundamental Investment Restrictions
Restricted or Illiquid Securities	The Fund may not purchase restricted or illiquid securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act and determined to be liquid).	The Fund may not purchase restricted or illiquid securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund’s net assets would then be invested in such securities (excluding securities which are eligible for resale pursuant to Rule 144A under the Securities Act).

Other Investment Companies	The Fund may not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a Reorganization, consolidation or similar transaction.	The Fund will not acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a Reorganization, consolidation or similar transaction.

	CSS	IGRS
Short Sales	The Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply.	The Fund may enter into short sales, provided the dollar amount of short sales at any one time would not exceed 25% of the net assets of that Fund; provided that the Fund maintains collateral in a segregated account consisting of cash or liquid portfolio securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as “short sales against the box”), such restrictions shall not apply

Options	The Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.	The Fund may not invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes, provided that (i) the securities underlying such options are within the investment policies of the Fund; (ii) at the time of such investment, the value of the aggregate premiums paid for such securities does not exceed 5% of the Fund’s total assets; and (iii) the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets.

	CSS	IGRS
Oil, Gas and Minerals	The Fund may not invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.	Not applicable.

Pledging, Mortgaging or Hypothecation of Assets	The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets.	The Fund may not pledge, mortgage or hypothecate its assets except in connection with permitted borrowings. For the avoidance of doubt, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a pledge, mortgage or hypothecation of assets.

Purchasing Securities on Margin	The Fund may not purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.	The Fund may not purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin.

STATEMENT OF ADDITIONAL INFORMATION

[        ], 2017

Relating to the Acquisition of the Assets and Liabilities of

COHEN & STEERS INSTITUTIONAL GLOBAL REALTY SHARES, INC.

by

COHEN & STEERS GLOBAL REALTY SHARES, INC.

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the combined proxy statement and prospectus dated [            ], 2017 (the “Proxy/Prospectus”), relating specifically to the proposed reorganization of Cohen & Steers Institutional Global Realty Shares, Inc. (“IGRS”) with and into Cohen & Steers Global Realty Shares, Inc. (“CSS” and, together with IGRS, the “Funds” and each a “Fund”), in accordance with the Maryland General Corporation Law (the “Reorganization”). To obtain a copy of the Proxy/Prospectus, please write to the Fund of which you are a stockholder at 280 Park Avenue, New York, New York 10017 or call 800-330-7348. The Reorganization is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy/Prospectus.

GENERAL INFORMATION

A Special Meeting of Stockholders of IGRS to consider the Reorganization will be held on March 15, 2018 at 10:00 a.m., Eastern time. For further information about the Reorganization, see the Proxy/Prospectus.

FINANCIAL STATEMENTS

The Statement of Additional Information related to the Proxy/Prospectus dated [        ], 2017 consists of this cover page, the accompanying pro forma financial statements and the following documents, each of which was filed electronically with the SEC and is incorporated by reference herein:

The financial statements of each Fund as included in the Funds’ Annual and Semi-Annual Reports filed for the last-completed fiscal year and fiscal half year for each Fund:

1. Cohen & Steers Institutional Global Realty Shares, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2016, filed on March 8, 2017 (accession no. 0001104659-17-015177).

2. Cohen & Steers Global Realty Shares, Inc., Annual Report to Stockholders for the Fiscal Year Ended December 31, 2016, filed on March 8, 2017 (accession no. 0001104659-17-015183).

3. Cohen & Steers Institutional Global Realty Shares, Inc., Semi-Annual Report to Stockholders for the Six Months Ended June 30, 2017, filed on September 1, 2017 (accession no. 0001104659-17-070758).

4. Cohen & Steers Global Realty Shares, Inc., Semi-Annual Report to Stockholders for the Six Months Ended June 30, 2017, filed on September 1, 2017 (accession no. 0001104659-17-055177) with an amended filing on December 7, 2017 (accession no. 0001104659-17-072294).

1

PRO FORMA FINANCIAL STATEMENTS

The following presents the pro forma financial statements for the combination of Cohen & Steers Institutional Global Realty Shares, Inc. (“IGRS” or the “Acquired Fund”) and Cohen & Steers Global Realty Shares, Inc. (“CSS” or the “Acquiring Fund”). The statements are presented as of June 30, 2017, the most recent fiscal period for which financial information is currently available.

The unaudited Pro Forma Combined Schedule of Investments and Pro Forma Combined Statements of Assets and Liabilities reflect the financial position as if the transactions occurred on June 30, 2017. The Pro Forma Combined Statement of Operations reflects the operations for the 12 months ended June 30, 2017 as if the Reorganization (the “Reorganization”) of IGRS into CSS had taken place on July 1, 2016. The pro forma statements give effect to the proposed exchange of CSS shares for the assets and liabilities of IGRS, with CSS being the surviving entity. The proposed transactions will be accounted for as tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that CSS will be required to sell any securities of IGRS acquired in the reorganization other than in the ordinary course of business.

Schedule of Investments

Pro Forma Combined Schedule of Investments For

Cohen & Steers Institutional Global Realty Shares, Inc. and Cohen & Steers Global Realty Shares, Inc.

as of June 30, 2017 (Unaudited)

				Proforma
				Combined				Proforma
		IGRS	CSS	Fund (CSS)				Combined
		Number	Number	Number	IGRS	CSS	Adjustments	Fund (CSS)
		of Shares	of Shares	of Shares	Value	Value	Value	Value
COMMON STOCK	99.9%
AUSTRALIA	4.9%
REAL ESTATE
DIVERSIFIED	2.9%
BGP Holdings PLC (EUR)[a,b,c]		7,741,744	4,151,319	11,893,063	$117,602	$63,061		$180,663
Dexus Property Group		1,728,391	1,864,379	3,592,770	12,593,622	13,584,476		26,178,098

					12,711,224	13,647,537		26,358,761

INDUSTRIALS	2.0%
Goodman Group		1,476,584	1,592,758	3,069,342	8,931,682	9,634,404		18,566,086

TOTAL AUSTRALIA					21,642,906	23,281,941		44,924,847

AUSTRIA	1.5%
REAL ESTATE—RESIDENTIAL
BUWOG AG		219,427	240,503	459,930	6,304,308	6,909,838		13,214,146

BELGIUM	0.5%
REAL ESTATE—RESIDENTIAL
Aedifica SA		23,240	23,748	46,988	2,027,132	2,071,442		4,098,574

BRAZIL	0.5%
REAL ESTATE—RETAIL
BR Malls Participacoes SA		609,428	620,758	1,230,186	2,198,275	2,239,143		4,437,418

CANADA	1.4%
REAL ESTATE—OFFICE
Allied Properties REIT		206,695	217,284	423,979	6,203,400	6,521,201		12,724,601

FRANCE	3.0%
REAL ESTATE
OFFICE	1.5%
Gecina SA		41,591	44,498	86,089	6,524,557	6,980,591		13,505,148

RETAIL	1.5%
Klepierre		165,110	176,546	341,656	6,767,205	7,235,921		14,003,126

TOTAL FRANCE					13,291,762	14,216,512		27,508,274

GERMANY	4.2%
REAL ESTATE
OFFICE	1.0%
Alstria Office REIT AG		333,366	360,213	693,579	4,506,222	4,869,122		9,375,344

RESIDENTIAL	3.2%
ADO Properties SA, 144Ad		55,375	60,502	115,877	2,342,335	2,559,205		4,901,540
Deutsche Wohnen AG		305,628	326,923	632,551	11,690,452	12,504,999		24,195,451

					14,032,787	15,064,204		29,096,991

TOTAL GERMANY					18,539,009	19,933,326		38,472,335

2

HONG KONG	7.8%
REAL ESTATE
DIVERSIFIED	7.0%
Cheung Kong Property Holdings Ltd.		1,627,500	1,740,500	3,368,000	$12,747,008	$13,632,054	$26,379,062
Hang Lung Properties Ltd.		3,718,000	3,971,000	7,689,000	9,286,130	9,918,027	19,204,157
Sun Hung Kai Properties Ltd.		571,245	622,158	1,193,403	8,392,215	9,140,183	17,532,398

					30,425,353	32,690,264	63,115,617

RETAIL	0.8%
Link REIT		481,000	511,000	992,000	3,659,505	3,887,748	7,547,253

TOTAL HONG KONG					34,084,858	36,578,012	70,662,870

JAPAN	10.7%
REAL ESTATE
DIVERSIFIED	7.5%
Activia Properties		1,385	1,495	2,880	5,916,804	6,386,730	12,303,534
Mitsui Fudosan Co., Ltd.		424,912	454,609	879,521	10,126,487	10,834,225	20,960,712
Sumitomo Realty & Development Co., Ltd.		330,000	352,000	682,000	10,166,259	10,844,010	21,010,269
Tokyo Tatemono Co., Ltd.		504,985	540,199	1,045,184	6,608,917	7,069,775	13,678,692

					32,818,467	35,134,740	67,953,207

OFFICE	2.0%
Hulic REIT		1,305	1,453	2,758	2,036,252	2,267,184	4,303,436
Kenedix Office Investment Corp.		644	675	1,319	3,435,430	3,600,800	7,036,230
Nippon Building Fund		661	705	1,366	3,373,319	3,597,866	6,971,185

					8,845,001	9,465,850	18,310,851

RETAIL	1.2%
Japan Retail Fund Investment Corp.		2,862	3,104	5,966	5,279,973	5,726,428	11,006,401

TOTAL JAPAN					46,943,441	50,327,018	97,270,459

NORWAY	0.8%
REAL ESTATE—OFFICE
Entra ASA, 144Ad		274,874	293,679	568,553	3,424,093	3,658,346	7,082,439

SINGAPORE	0.3%
REAL ESTATE—INDUSTRIALS
Global Logistic Properties Ltd.		690,000	763,000	1,453,000	1,433,376	1,585,023	3,018,399

SPAIN	2.3%
REAL ESTATE—DIVERSIFIED
Hispania Activos Inmobiliarios SA		128,193	143,611	271,804	2,119,366	2,374,265	4,493,631
Merlin Properties Socimi SA		634,237	674,132	1,308,369	8,011,793	8,515,754	16,527,547

					10,131,159	10,890,019	21,021,178

SWEDEN	1.4%
REAL ESTATE—DIVERSIFIED
Fastighets AB Balder, Class Bc		140,861	150,239	291,100	3,410,881	3,637,964	7,048,845
Hufvudstaden AB		169,228	181,058	350,286	2,806,171	3,002,339	5,808,510

					6,217,052	6,640,303	12,857,355

UNITED KINGDOM	6.4%
REAL ESTATE
DIVERSIFIED	0.6%
LondonMetric Property PLC		1,271,240	1,352,656	2,623,896	2,771,686	2,949,197	5,720,883

HEALTH CARE	0.7%
Assura PLC		3,920,922	3,920,026	7,840,948	3,258,141	3,257,396	6,515,537

INDUSTRIALS	2.4%
Segro PLC		1,266,471	1,368,923	2,635,394	8,069,426	8,722,207	16,791,633
Tritax Big Box REIT PLC		1,216,639	1,237,087	2,453,726	2,316,701	2,355,638	4,672,339

					10,386,127	11,077,845	21,463,972

OFFICE	0.5%
Workspace Group PLC		193,949	204,717	398,666	2,249,481	2,374,372	4,623,853

RESIDENTIAL	1.0%
UNITE Group PLC		523,131	557,958	1,081,089	4,421,973	4,716,362	9,138,335

SELF STORAGE	1.2%
Big Yellow Group PLC		318,964	341,477	660,441	3,290,242	3,522,472	6,812,714
Safestore Holdings PLC		347,076	373,302	720,378	1,904,934	2,048,877	3,953,811

					5,195,176	5,571,349	10,766,525

TOTAL UNITED KINGDOM					28,282,584	29,946,521	58,229,105

3

UNITED STATES	54.2%
COMMUNICATIONS—TOWERS	1.0%
American Tower Corp.		34,064	33,954	68,018	$4,507,348	$4,492,793	$9,000,141

REAL ESTATE	53.2%
HEALTH CARE	3.6%
HCP		486,446	523,727	1,010,173	15,546,814	16,738,315	32,285,129

HOTEL	3.4%
Hilton Worldwide Holdings		52,846	55,737	108,583	3,268,525	3,447,333	6,715,858
Host Hotels & Resorts		249,419	263,069	512,488	4,556,885	4,806,271	9,363,156
Red Rock Resorts, Class A		97,071	103,337	200,408	2,286,022	2,433,586	4,719,608
Sunstone Hotel Investors		312,565	338,514	651,079	5,038,548	5,456,846	10,495,394

					15,149,980	16,144,036	31,294,016

INDUSTRIALS	1.9%
Prologis		138,322	148,072	286,394	8,111,202	8,682,942	16,794,144

OFFICE	11.4%
Corporate Office Properties Trust		197,080	209,593	406,673	6,903,712	7,342,043	14,245,755
Cousins Properties		815,067	891,848	1,706,915	7,164,439	7,839,344	15,003,783
Douglas Emmett		167,301	179,006	346,307	6,392,571	6,839,819	13,232,390
Empire State Realty Trust, Class A		252,957	272,706	525,663	5,253,917	5,664,104	10,918,021
Kilroy Realty Corp.		71,170	76,537	147,707	5,348,425	5,751,755	11,100,180
Parkway		147,366	160,661	308,027	3,373,208	3,677,530	7,050,738
SL Green Realty Corp.		63,456	67,786	131,242	6,713,645	7,171,759	13,885,404
Vornado Realty Trust		92,362	99,683	192,045	8,672,792	9,360,234	18,033,026

					49,822,709	53,646,588	103,469,297

RESIDENTIAL	17.0%
APARTMENT	10.1%
AvalonBay Communities		91,672	98,098	189,770	17,616,608	18,851,493	36,468,101
Essex Property Trust		60,247	62,913	123,160	15,499,746	16,185,627	31,685,373
UDR		287,538	306,312	593,850	11,205,356	11,936,979	23,142,335

					44,321,710	46,974,099	91,295,809

MANUFACTURED HOME	4.1%
Equity Lifestyle Properties		81,293	84,439	165,732	7,018,838	7,290,463	14,309,301
Sun Communities		128,913	133,575	262,488	11,304,381	11,713,192	23,017,573

					18,323,219	19,003,655	37,326,874

SINGLE FAMILY	1.7%
American Homes 4 Rent, Class A		336,814	359,794	696,608	7,601,892	8,120,550	15,722,442

STUDENT HOUSING	1.1%
Education Realty Trust		128,587	138,892	267,479	4,982,746	5,382,065	10,364,811

TOTAL RESIDENTIAL					75,229,567	79,480,369	154,709,936

SELF STORAGE	2.3%
Extra Space Storage		133,439	139,384	272,823	10,408,242	10,871,952	21,280,194

SHOPPING CENTERS	8.0%
COMMUNITY CENTER	2.4%
Brixmor Property Group		135,767	143,986	279,753	2,427,514	2,574,470	5,001,984
Kimco Realty Corp.		76,728	81,882	158,610	1,407,959	1,502,535	2,910,494
Weingarten Realty Investors		229,155	246,410	475,565	6,897,566	7,416,941	14,314,507

					10,733,039	11,493,946	22,226,985

FREE STANDING	2.2%
Realty Income Corp.		170,429	183,763	354,192	9,404,272	10,140,042	19,544,314

REGIONAL MALL	3.4%
GGP		338,277	361,880	700,157	7,969,806	8,525,893	16,495,699
Simon Property Group		43,479	46,511	89,990	7,033,163	7,523,619	14,556,782

					15,002,969	16,049,512	31,052,481

TOTAL SHOPPING CENTERS					35,140,280	37,683,500	72,823,780

SPECIALTY	5.6%
CyrusOne		84,957	91,335	176,292	4,736,353	5,091,926	9,828,279
Digital Realty Trust		58,533	63,732	122,265	6,611,302	7,198,530	13,809,832
DuPont Fabros Technology		115,671	122,068	237,739	7,074,438	7,465,679	14,540,117
Equinix		8,668	9,366	18,034	3,719,959	4,019,513	7,739,472
GEO Group/The		71,645	76,534	148,179	2,118,543	2,263,110	4,381,653

					24,260,595	26,038,758	50,299,353

TOTAL REAL ESTATE					233,669,389	249,286,460	482,955,849

TOTAL UNITED STATES					238,176,737	253,779,253	491,955,990

TOTAL COMMON STOCKS					438,900,092	468,577,898	907,477,990

(Identified cost—$384,063,839, $410,866,506 and $794,950,345, respectively)

4

SHORT-TERM INVESTMENTS	0.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money
Market Fund, Premier Class, 0.83%[e]		700,000	-	700,000	700,000	-		700,000

TOTAL SHORT-TERM INVESTMENTS					700,000	-		700,000

(Identified cost—$700,000, $0 and $700,000, respectively)
TOTAL INVESTMENTS	100.0%
(Identified cost—$384,763,839, $410,866,506 and $795,650,345, respectively)					439,600,092	468,577,898		908,177,990
OTHER ASSETS AND LIABILITIES	0.0%				1,298,024	(1,329,766)	(240,650)	(272,392)

NET ASSETS	100.0%				$440,898,116	$467,248,132	$ (240,650)	$907,905,598

Glossary of Portfolio Abbreviations

EUR	Euro Currency
REIT	Real Estate investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a Security value is determined based on significant unobservable inputs (Level 3).

b Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

c Non-income producing security.

d Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $11,983,979 or 1.3% of the net assets of the Fund, of which 0.0% are illiquid.

e Rate quoted represents the annualized seven-day yield of the fund.

f Non-recurring estimated reorganization expenses of $240,650 of which approximately $116,834 and $123,816 is attributable to IGRS and CSS, respectively.

See accompanying notes to pro forma financial statements.

5

Pro Forma Combined Statement of Assets and Liabilities for:

Cohen & Steers Institutional Global Realty Shares, Inc. (“IGRS”) and

Cohen & Steers Global Realty Shares, Inc. (“CSS”)

As of June 30, 2017 (Unaudited)

			Pro Forma		Pro Forma
	IGRS	CSS	Adjustments		Combined
ASSETS:
Investments in securities, at value	$439,600,092	$468,577,898	$-		$908,177,990
(Identified cost of $384,763,839, $410,886,506, combined cost $795,650,345, respectively)
Cash	305,919	-	-		305,919
Foreign currency, at value	125,202	123,121			248,323
(Identified cost of $125,292, $123,209, combined cost $248,501, respectively)
Receivable for:
Investment securities sold	2,135,098	2,811,254	-		4,946,352
Dividends	1,535,986	1,629,020	-		3,165,006
Fund shares sold	217,342	1,720,294			1,937,636
Other assets	2,466	5,164	-		7,630

Total Assets	443,922,105	474,866,751	-		918,788,856

LIABILITIES:
Payable for:
Dividends and distributions declared	867,806	3,258,407			4,126,213
Investment securities purchased	1,336,756	1,094,963	-		2,431,719
Fund shares redeemed	457,599	1,765,231			2,222,830
Due to custodian	-	998,793			998,793
Investment advisory fees	361,616	291,512			653,128
Shareholder servicing fees	-	57,577			57,577
Administration fees	-	7,882			7,882
Distribution fees	-	2,890			2,890
Directors’ fees	151	64	-		215
Other liabilties	61	141,300	240,650	(1)	382,011

Total Liabilities	3,023,989	7,618,619	240,650	(1)	10,883,258

NET ASSETS	$440,898,116	$467,248,132	$(240,650)	(1)	$907,905,598

NET ASSETS consist of:
Paid-in capital	$390,779,071	$421,071,211			$811,850,282
Dividends in excess of net investment income	(4,380,086)	(4,353,442)	(240,650)	(1)	(8,974,178)
Accumulated net realized loss	(334,738)	(7,158,691)			(7,493,429)
Net unrealized appreciation	54,833,869	57,689,054			112,522,923

	$440,898,116	$467,248,132	$(240,650)	(1)	$907,905,598

CLASS A SHARES:
NET ASSETS		52,254,868	$(13,847)	(1)	52,241,021
Shares issued and outstanding ($0.001 par value common stock outstanding)		1,016,722			1,016,722

Net asset value and redemption price per share		$51.40			$51.38

Maximum offering price per share ($51.40 ÷ 0.955) (2)		$53.82			$53.80

CLASS C SHARES:
NET ASSETS		52,034,640	$(13,789)	(1)	52,020,851
Shares issued and outstanding ($0.001 par value common stock outstanding)		1,018,785			1,018,785

Net asset value and offering price per share (3)		$51.08			$51.06

CLASS I SHARES:
NET ASSETS	440,898,116	362,529,229	$(212,901)	(1)	803,214,444
Shares issued and outstanding ($0.001 par value common stock outstanding)	16,958,627	7,024,314	(8,415,845)	(4)	15,567,096

Net asset value, offering and redemption price per share	$26.00	$51.61			$51.60

CLASS R SHARES:
NET ASSETS		123,244	$(33)	(1)	123,211
Shares issued and outstanding ($0.001 par value common stock outstanding)		2,379			2,379

Net asset value, offering and redemption price per share		$51.80			$51.79

CLASS Z SHARES:
NET ASSETS		306,151	$(80)	(1)	306,071
Shares issued and outstanding ($0.001 par value common stock outstanding)		5,931			5,931

Net asset value, offering and redemption price per share		$51.62			$51.61

(1) Non-recurring estimated reorganization expenses of $240,650 of which approximately $116,834 and $123,816 is attributable to IGRS and CSS, respectively.

(2) On investments of $100,000 or more, the offering price is reduced.

(3) Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

(4) Reflects capitalization adjustments giving effect to the transfer of shares of CSS which IGRS shareholders will receive as if the merger had taken place on June 30,2017. The forgoing should not be relied upon to reflect the number of shares of CSS that actually will be received on or after such date.

See accompanying notes to pro forma financial statements.

6

Pro Forma Combined Statement of Operations for:

Cohen & Steers Institutional Global Realty Shares, Inc. (“IGRS”) and

Cohen & Steers Global Realty Shares, Inc. (“CSS”)

For the Twelve Months Ended June 30, 2017 (Unaudited)(Continued)

			Pro Forma		Pro Forma
	IGRS	CSS	Adjustments		Combined

Investment Income:
Dividend income (Net of $573,693, $599,011 and $1,172,704, respectively, of foreign withholding tax)	$11,478,388	$11,583,138	$-		$23,061,526

Total Investment Income	11,478,388	11,583,138	-		23,061,526

Expenses:
Investment advisory fees	4,504,158	3,756,605	(1,498,494	) (1)	6,762,269
Distribution fees - Class A	-	133,906			133,906
Distribution fees - Class C	-	472,393			472,393
Distribution fees - Class R	-	598			598
Shareholder servicing fees - Class A	-	53,563			53,563
Shareholder servicing fees - Class C	-	157,465			157,465
Shareholder servicing fees - Class I	-	213,584	213,413	(2)	426,997
Administration fees	-	180,511	145,494	(3), (4)	326,005
Registration and filing fees	27,067	84,135	(24,067	) (3)	87,135
Custodian fees and expenses	-	106,086	35,380	(3)	141,466
Transfer agent fees and expenses	-	105,629	46,454	(3)	152,083
Professional fees	-	97,111	4,122	(3)	101,233
Shareholder reporting expenses	-	68,068	28,300	(3)	96,368
Directors’ fees and expenses	30,326	32,472			62,798
Miscellaneous	5,066	31,663	10,733	(3)	47,462

Total Expenses	4,566,617	5,493,789	(1,038,665	) (5)	9,021,741

Reduction of Expenses (See Note 2)	(62,513)	(244,694)	98,303	(6)	(208,904)

Net Expenses	4,504,104	5,249,095	(940,362)		8,812,837

Net Investment Income (Loss)	6,974,284	6,334,043	940,362		14,248,689

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	17,775,559	9,351,492	-		27,127,051
Foreign currency transactions	1,665	9,689	-		11,354

Net realized gain (loss)	17,777,224	9,361,181	-		27,138,405

Net change in unrealized appreciation (depreciation) on:
Investments	(3,581,047)	5,188,637	-		1,607,590
Foreign currency translations	2,356	1,786	-		4,142

Net change in unrealized appreciation (depreciation)	(3,578,691)	5,190,423	-		$1,611,732

Net Realized and Unrealized Gain (Loss)	14,198,533	14,551,604	-		$28,750,137

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,172,817	$20,885,647	$940,362		$42,998,826

(1) To restate investment advisory fees using the Pro Forma Funds rate of 0.75% at the combined average daily net assets of the Acquired and Acquiring Funds.

(2) To restate shareholder servicing fees using Acquiring Fund shareholder servicing fee rates for the Pro Forma Funds at the combined average daily net assets of the Acquired and Acquiring Funds.

(3) Reflects the changing of certain expenses that were previously paid directly by the Advisor due to the unitary fee structure and elimination of certain duplicate fees.

(4) To restate Administration fees using Acquiring Fund administration fee rate for the Pro Forma Funds at the combined average daily net assets of the Acquired and Acquiring Funds.

(5) Does not reflect non-recurring estimated reorganization expenses of $240,650 of which approximately $116,834 and $123,816 is attributable to IGRS and CSS, respectively.

(6) Reflects the change to the combined Fund’s class I expense waiver agreement.

See accompanying notes to pro forma financial statements.

7

Cohen & Steers Institutional Global Realty Shares, Inc.

Reorganization With and Into Cohen & Steers Global Realty Shares, Inc.

Notes to Pro Forma Combined Financial Statements

Cohen & Steers Global Realty Shares, Inc.

(Unaudited)

NOTE 1—Basis of Combination:

The Boards of Directors of both Cohen & Steers Institutional Global Realty Shares, Inc., a Maryland corporation (“IGRS” or the “Acquired Fund”), and Cohen & Steers Global Realty Shares, Inc., a Maryland corporation (“CSS” or the “Acquiring Fund” and together with IGRS each, a “Fund” and together, the “Funds”), at a meeting held on December 5, 2017 each approved a proposed tax-free reorganization in which IGRS will merge with and into CSS and stockholders of IGRS will receive newly issued shares of Class I common stock of CSS (the “Reorganization”). As a result of the Reorganization, each full (and fractional) share of common stock of the Acquired Fund will convert into an equivalent dollar amount of full (and fractional) shares of Class I common stock of CSS, based on the net asset value per share of each Fund calculated at 4:00 p.m. on the business day prior to the closing date, and each Acquired Fund stockholder will become an Acquiring Fund stockholder and will receive, on the closing date, that number of full (and fractional) shares of Class I common stock of CSS having an aggregate net asset value equal to the aggregate net asset value of such stockholder’s shares of common stock of the Acquired Fund as of the close of business on the closing date (the “Exchange”). If IGRS’s stockholders do not approve the Reorganization, each Fund will continue as a separate investment company.

The Exchange will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined schedule of investments and combined statement of assets and liabilities reflect the financial position of the Funds as if the Reorganization occurred on June 30, 2017. The unaudited pro forma combined statement of operations reflects the results of operations of the Funds for the twelve months ended June 30, 2017 as if the Reorganization occurred on July 1, 2016. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the date indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year end for the Funds is December 31. Following the Exchange, CSS will be the accounting survivor.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in this document. Such pro forma combined financial statements are presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the exchange occurred on the respective dates.

The costs associated with the Reorganization, including costs associated with the stockholder meeting, will be borne directly by the Funds and allocated between the Funds based upon their net assets. The estimated expenses of the Reorganization are $240,650 in the aggregate of which, on a preliminary basis, approximately $116,834 is attributable to IGRS and approximately $123,816 is attributable to CSS.

Summary of Significant Accounting Policies

The following is a summary of significant accounting policies which are consistently followed by the Funds in the preparation of their financial statements. Each of the Funds has substantially the same accounting policies, which are detailed in the historical financial statements referenced above in Note 1. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

NOTE 2 — IGRS & CSS Fund Valuation:

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

8

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities may or may not be an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2017.

9

The following is a summary of the inputs used as of June 30, 2017 in valuing the Fund’s investments carried at value:

		Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$44,924,847	$44,744,184	$-	$180,663	[a]
Other Countries	862,553,143	862,553,143	-	-
Short-Term Investments	700,000	-	700,000	-
Total Investments[b]	$908,177,990	$907,297,327	$700,000	$180,663

a BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as a Level 3 security.

b Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

		Common Stock- Australia

Balance as of June 30, 2016	$	-
Sales[a]		(531,984)
Realized gain (loss)		531,984
Change in unrealized appreciation (depreciation)		180,663

Balance as of June 30, 2017	$	180,663

a Amount represents proceeds received as part of a liquidating distribution from BGP Holdings PLC and is included in change in unrealized appreciation (depreciation).

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $712,647.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value	Valuation	Unobservable	Input
	at June 30, 2017	Technique	Inputs	Values

Common Stock– Australia	$180,663	Estimated Distributions Less Discount Rate	Discount Rate	20.00%

The significant unobservable inputs utilized in the fair value measurement of the Fund’s Level 3 equity investments in Common Stock – Australia is a discount rate to reflect the uncertainty regarding the amount and timing of distributions. Significant increases (decreases) in these inputs may result in a materially lower (higher) fair value measurement.

NOTE 3—Capital Shares:

The pro forma net asset value per share as of June 30, 2017 assumes the issuance of 8,415,845 Class I shares of CSS in exchange for 16,958,627 shares of IGRS in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of IGRS, as of June 30, 2017, divided by the net asset value per share of the Class I shares of CSS as of June 30, 2017. The pro forma capitalization information is for information purposes only. No assurance can be

10

given as to how many CSS Class I shares will be received by stockholders of IGRS as a result of the Reorganization, and the information should not be relied upon to reflect the number of CSS Class I Shares that actually will be received.

NOTE 4—Pro Forma Operating Expenses:

The pro forma combined statements of operations for the twelve-month period ending June 30, 2017, as adjusted, giving effect to the Exchange reflects changes in expenses of the pro forma combined Fund (CSS) as if the Exchange was consummated after the close of business on June 30, 2016. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

CSS and IGRS each have elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, CSS would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of CSS and its stockholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, IGRS will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

The identified cost of investments for IGRS and CSS is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

11

PART C

OTHER INFORMATION

Item 15.	Indemnification

It is the Registrant’s policy to indemnify its directors, officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, filed as Exhibit (a) to the Registrant’s Registration Statement filed on February 19, 1997, and Article VIII, Section 1, of the Registrant’s By-Laws, filed as Exhibit (b) to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement filed on April 29, 2011. The liability of Cohen & Steers Capital Management Inc., the Registrant’s investment advisor (the “Advisor”), for any loss suffered by the Registrant or its shareholders is set forth in Section 5 of the Investment Advisory Agreement, filed as Exhibit (d)(i) to the Registrant’s Registration Statement filed on February 19, 1997. The liability of Cohen & Steers Capital Management, Inc., the Registrant’s administrator, for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the Administration Agreement, filed as Exhibit (h)(i) to Post-Effective Amendment No. 20 to the Registrant’s Registration Statement filed on April 30, 2009. The liability of Cohen & Steers Securities, LLC, the Registrant’s distributor, for any loss suffered by the Registrant or its shareholders is set forth in Section 8 of the Underwriting and Distribution Agreements filed as Exhibits (e)(i) and (ii), respectively, to Post-Effective Amendment No. 12 to the Registrant’s Registration Statement filed on September 16, 2004.

Insofar as indemnification for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)(a)	Articles of Incorporation are incorporated by reference from Registrant’s Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission (“Commission”) on February 19, 1997 (Accession No. 0000950117-97-000244).

(1)(b)	Articles of Amendment are incorporated by reference from Registrant’s Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A filed with the Commission on September 16, 2004 (Accession Number 0000950117-04-003310).

(1)(c)	Articles of Amendment are incorporated by reference from Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A filed with the Commission on September 28, 2007 (Accession No. 0001193125-07-209787).

(1)(d)	Articles Supplementary are incorporated by reference from Registrant’s Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A filed with the Commission on March 31, 2017 (Accession No. 0001193125-17-106813).

(2)	By-laws are incorporated by reference from Registrant’s Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A filed with the Commission on April 29, 2011 (Accession No. 0001193125-11-118385).

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Form of Investment Advisory Agreement is incorporated by reference from Registrant’s Registration Statement on Form N-1A filed with the Commission on February 19, 1997 (Accession No. 0000950117-97-000244).

(6)(b)	Form of Amended Investment Advisory Agreement as amended on September 30, 2004.*

(6)(c)	Form of Amended Investment Advisory Agreement as amended on November 7, 2016.*

(6)(d)	Form of Amended Investment Advisory Agreement.*

(6)(e)	Form of Subadvisory Agreement with Cohen & Steers Asia Limited is incorporated by reference from Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A filed with the Commission on September 28, 2007 (Accession No. 0001193125-07-209787).

(6)(f)	Form of Subadvisory Agreement with Cohen & Steers UK Limited is incorporated by reference from Registrant’s Post-Effective Amendment No. 18 to its Registration Statement on Form N-1A filed with the Commission on September 28, 2007 (Accession No. 0001193125-07-209787).

(7)(a)	Form of Underwriting Agreement is incorporated by reference from Registrant’s Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A filed with the Commission on September 16, 2004 (Accession No. 0000950117-04-003310).

(7)(b)	Form of Distribution Agreement is incorporated by reference from Registrant’s Post-Effective Amendment No. 12 to its Registration Statement on Form N-1A filed with the Commission on September 16, 2004 (Accession Number 0000950117-04-003310).

(8)	Not applicable.

(9)(a)	Form of Custodian Agreement is incorporated by reference from Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed with the Commission on April 27, 2001 (Accession No. 0000950177-01-50011).

(10)(a)	Form of Amended Distribution and Service Plan is incorporated by reference from Registrant’s Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A filed with the Commission on March 31, 2017 (Accession No. 0001193125-17-106813).

(10)(b)	Form of Multiple-Class Plan is incorporated by reference from Registrant’s Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A filed with the Commission on March 31, 2017 (Accession No. 0001193125-17-106813).

(10)(c)	Form of Amended Shareholder Services Plan is incorporated by reference from Registrant’s Post-Effective Amendment No. 39 to its Registration Statement on Form N-1A filed with the Commission on March 31, 2017 (Accession No. 0001193125-17-106813).

(11)(a)	Opinion and Consent of Venable LLP. *

(12)	Opinion and Consent of Ropes & Gray LLP regarding tax matters. **

(13)(a)	Form of Transfer Agency Agreement is incorporated by reference from Registrant’s Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed with the Commission on April 27, 2001 (Accession No. 0000950177-01-50011).

(13)(b)	Form of Amended and Restated Administration Agreement between the Fund and the Investment Advisor is incorporated by reference from Registrant’s Post-Effective Amendment No. 20 to its Registration Statement on Form N-1A filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-093451).

(13)(c)	Form of Amended and Restated Administration Agreement between the Fund and the Investment Advisor.*

(13)(d)	Form of Amended Fee Waiver Agreement*

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not applicable.

(16)	Power of attorney.*

(17)(a)	Form of Proxy Card.**

*Filed herewith.

**To be filed by amendment.

Item 17.	Undertakings

(1)

The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)

The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the city of New York, State of New York, on the 12th day of December, 2017.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By: /s/ Adam M. Derechin
Name: Adam M. Derechin, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Adam M. Derechin (Adam M. Derechin)	President and Chief Executive Officer (Principal Executive Officer)	December 12, 2017

/s/ James Giallanza (James Giallanza)	Chief Financial Officer (Principal Financial and Accounting Officer)	December 12, 2017

* (Robert H. Steers)	Chairman and Director	December 12, 2017

* (Joseph M. Harvey)	Director	December 12, 2017

* (Michael G. Clark)	Director	December 12, 2017

* (Bonnie Cohen)	Director	December 12, 2017

* (George Grossman)	Director	December 12, 2017

* (Richard E. Kroon)	Director	December 12, 2017

* (Richard J. Norman)	Director	December 12, 2017

* (Frank K. Ross)	Director	December 12, 2017

* (C. Edward Ward, Jr.)	Director	December 12, 2017

* (Dean Junkans)	Director	December 12, 2017

*	Director	December 12, 2017
(Jane F. Magpiong)

* (Gerald J. Maginnis)	Director	December 12, 2017

* (Daphne Richards)	Director	December 12, 2017

*By:	/s/ Francis C. Poli
Francis C. Poli, Attorney-In-Fact

Exhibit List

(4) Form of Agreement and Plan of Reorganization

(6)(b) Form of Amended Investment Advisory Agreement as amended on September 30, 2004

(6)(c) Form of Amended Investment Advisory Agreement as amended on November 7, 2016

(6)(d) Form of Amended Investment Advisory Agreement as amended on March [    ], 2018

(11)(a) Opinion and Consent of Venable LLC

(13)(c) Form of Amended and Restated Administration Agreement between the Fund and the Investment Advisor

(13)(d) Form of Amended Fee Waiver Agreement

(14) Consent of Independent Registered Public Accounting Firm

(16) Power of Attorney